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                                 LEASE AGREEMENT

                           dated as of March 18, 1996

                                       and

                              AMENDED AND RESTATED

                               as of July 7, 1997

                                     between

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION
                         not in its individual capacity
                         (except as otherwise specified)
           but solely as Owner Trustee under the 1997 Trust Agreement,

                                   as Lessor,

                                       and

                         WESTERN PACIFIC AIRLINES, INC.

                                    as Lessee


                   One Used Boeing Model B737-3S3 Aircraft, current United States Registration Mark N375TA (to be changed to
                                   N954WP) and
                      Manufacturer's Serial No. 23787 with
              two CFM International, Inc. Model CFM 56-3B2 Engines,
          Manufacturer's Serial Nos. 720890 and 721734, Respectively


      ONLY  THE  ORIGINAL  COUNTERPART  CONTAINS  THE  RECEIPT  THEREFOR
      EXECUTED BY FIRST SECURITY BANK, NATIONAL ASSOCIATION, AS OWNER TRUSTEE, AS LESSOR ON THE SIGNATURE PAGE THEREOF

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















                                TABLE OF CONTENTS


                                                                          PAGE

1.    Definitions.......................................................... 1

2.    Lease; Lease Term; Delivery of Aircraft.............................. 6
      (a)   Lease; Lease Term.............................................. 6
      (b)   [Intentionally left blank.].................................... 6
      (c)   Condition of Aircraft at Delivery.............................. 6

3.    Security Deposit and Other Payments.................................. 6
      (a)   Security Deposit............................................... 6
      (b)   Basic Rent..................................................... 7
      (c)   [Intentionally left blank.].................................... 7
      (d)   Supplemental Rent.............................................. 7
      (e)   Manner of Payment.............................................. 7
      (f)   Late Payments.................................................. 8
      (g)   No Setoff, Counterclaim, etc................................... 8

4.    Conditions Precedent and Other Requirements.  ....................... 9
      (a)   Execution and Delivery of Documents............................ 9
      (b)   Representations, Warranties, No Default........................ 9
      (c)   Resolutions, etc............................................... 9
      (d)   Security Deposit and Basic Rent................................ 9
      (e)   Side Letter................................................... 10
      (f)   Insurance Certificate......................................... 10
      (g)   Filings; Financing Statements................................. 10
      (h)   Opinions of Counsel........................................... 10
      (i)   No Event of Loss.............................................. 10
      (j)   Acceptance by Process Agent................................... 10
      (k)   Net Worth..................................................... 10
      (l)   Other Documents............................................... 10
            (a)   Delivery of Assignments of Warranties................... 10
            (b)   Resolutions, etc........................................ 10
            (c)   Consents to Sublease.................................... 11
            (d)   Extension of Lease...................................... 11
            (e)   Certificate of No Default............................... 11
            (f)   Delivery of Lease Supplement............................ 11
            (g)   Certificate of Airworthiness............................ 11
            (h)   Acceptance by Process Agent............................. 11
            (i)   Broker.................................................. 11

5.    Disclaimer; Manufacturer and Vendor Warranties...................... 11
      (a)   Disclaimer by Lessor.......................................... 11
      (b)   Lessor's Representations, Warranties and Covenants............ 12
      (c)   Manufacturer and Vendor Warranties............................ 12

6.    Maintenance; Alterations, Modifications and Additions............... 13
      (a)   Maintenance................................................... 13
      (b)   Maintenance Reserves.......................................... 15
      (c)   Replacement of Parts.......................................... 17
      (d)   Pooling of Parts.............................................. 18
      (e)   Alterations, Modifications and Additions...................... 18

7.    Title and Registration; Liens; Possession........................... 19
      (a)   Title and Registration........................................ 19
      (b)   Liens......................................................... 20
      (c)   Operation, Quiet Enjoyment.................................... 20
      (d)   Possession.................................................... 20
      (e)   Identification Plates......................................... 22
      (f)   Reporting Requirements........................................ 22
      (g)   Inspections................................................... 22

8.    Loss, Destruction, Requisition, etc................................. 22
      (a)   Event of Loss with Respect to the Aircraft.................... 22
      (b)   Event of Loss with Respect to an Engine....................... 22
      (c)   Application of Payments from Governmental Authorities......... 23
      (d)   Requisition for Use of the Aircraft........................... 24
      (e)   Quiet Enjoyment............................................... 24

9.    Insurance........................................................... 25
      (a)   Liability..................................................... 25
      (b)   Other Insurance............................................... 25
      (c)   Terms of Insurance............................................ 26
      (d)   Application of Insurance...................................... 28
      (e)   Reports....................................................... 28
      (f)   Failure to Insure............................................. 29
      (g)   Additional Insurance.......................................... 29
      (h)   Notice of Claims.............................................. 29
      (i)   Stipulated Loss Value......................................... 29

10.   Return of Aircraft.................................................. 29
      (a)   Redelivery upon Termination................................... 29
      (b)   Condition of Aircraft3/4General............................... 30
      (c)   Condition of Airframe......................................... 31
      (d)   Condition of Controlled Components............................ 32
      (e)   Condition of Engines.......................................... 32
      (f)   Ground Inspection by Lessor................................... 33
      (g)   Operational Ground Check...................................... 33
      (h)   Demonstration Flight.......................................... 33
      (i)   Ferry Flight.................................................. 33
      (j)   Deferred Discrepancy Correction............................... 33

      (k)   Flight Cost................................................... 34
      (l)   Aircraft Documentation........................................ 34
      (m)   Service Bulletin Kits......................................... 34
      (n)   Non U.S. Manufactured Items................................... 34
      (o)   Lessee's Continuing Obligations............................... 34
      11.   Representations, Warranties and Covenants of Lessee........... 35

12.   Indemnification..................................................... 37
      (a)   General Indemnity and Expenses................................ 37
      (b)   General Tax Indemnity......................................... 39
      (c)   Calculation of Tax Indemnity Payments......................... 42
      (d)   Contest; Reports.............................................. 42
      (e)   Payment....................................................... 44
      (f)   Survival...................................................... 44

13.   Assignment; Lease Subject and Subordinate........................... 44
      (a)   No Impermissible Sublease by Lessee........................... 44
      (b)   [Intentionally left blank.]................................... 44
      (c)   Lease Subject and Subordinate................................. 45
      (d)   Assignments by Lessor......................................... 45

14.   Events of Default; Remedies......................................... 45
      (a)   Events of Default............................................. 45
      (b)   Remedies...................................................... 47

15.   Notices............................................................. 49

16.   Governing Law and Jurisdiction...................................... 50
      (a)   Governing Law................................................. 50
      (b)   Jurisdiction; Service of Process.............................. 50
      (c)   Waiver of Immunity............................................ 50

17.   Miscellaneous....................................................... 51
      (a)   Entire Agreement.............................................. 51
      (b)   English Language.............................................. 51
      (c)   Lessor's Right to Perform for Lessee.......................... 51
      (d)   Application of Payments During Existence of Default........... 51
      (e)   Expenses...................................................... 51
      (f)   Further Assurances............................................ 51
      (g)   Judgment Currency............................................. 52
      (h)   Invalidity of any Provision................................... 52
      (i)   Changes in Law................................................ 52
      (j)   Headings...................................................... 52
      (k)   Consent....................................................... 52
      (l)   Third Party Beneficiaries..................................... 52
      (m)   Counterparts.................................................. 52
      (n)   True Lease.................................................... 52

SCHEDULE I  -  STIPULATED LOSS VALUE

EXHIBIT A   -  AIRCRAFT DESCRIPTION

EXHIBIT B   -  FORM OF ACCEPTANCE CERTIFICATE

EXHIBIT C   -  FORM OF RETURN ACCEPTANCE CERTIFICATE

EXHIBIT D   -  FORM OF CERTIFICATES OF SUBLESSEE

EXHIBIT E   -  FORM OF OPINION OF SUBLESSEE'S COUNSEL

EXHIBIT F   -  FORM OF MONTHLY REPORT

EXHIBIT G   -  MAINTENANCE RESERVES ADJUSTMENT FORMULA

      This LEASE AGREEMENT, dated as of March 18, 1996, and AMENDED AND RESTATED as of July 7, 1997, between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association with its principal place of business in Salt Lake City, Utah, not in its individual capacity but solely as trustee under the 1997 Trust Agreement, except as otherwise expressly provided herein, and its successors and assigns (in such capacity, "LESSOR"; and in its individual capacity, "FSB"), and WESTERN PACIFIC AIRLINES, INC., a corporation organized and existing under the laws of Delaware with its principal place of business in Colorado Springs, Colorado ("Lessee").

                                    RECITALS

      WHEREAS, TACA, as sublessor, and Lessee, as sublessee, have executed this Aircraft Sublease Agreement dated as of March 18, 1996 (as supplemented and amended, the "SUBLEASE") for the sublease of the Aircraft from TACA, which together with Sublease Supplement No. 1 thereto dated March 29, 1996 was recorded by the FAA on May 30, 1996 and assigned Conveyance No. HH011973; and

      WHEREAS, the Sublease was amended pursuant to Amendment No. 1 to Sublease Agreement dated June 11, 1996, and recorded by the FAA on July 31, 1996 as Conveyance No. BB24106, and supplemented by Supplement No. 2 to Sublease Agreement dated as of June 11, 1996, and recorded by the FAA on May 31, 1996 and assigned Conveyance No. BB24107; and

      WHEREAS, the Sublease was further amended pursuant to Amendment No. 2 to Sublease Agreement dated March 22, 1997, which was filed with the FAA on June 10, 1997, but not yet recorded; and

      WHEREAS, the Head Lease has been terminated, and the rights and obligations of TACA under the Sublease have been novated to Lessor pursuant to the Aircraft Lease Novation dated July __, 1997 (the "Closing Date"), which was filed with the FAA on the date thereof, but not yet recorded; and

      WHEREAS, Lessor has assumed the rights and obligations of TACA under the Sublease, and Lessor and Lessee desire to amend and restate the Sublease as this Amended and Restated Lease Agreement with effect from and after the Closing Date as set forth herein; and

      WHEREAS, Lessee desires to lease the Aircraft from Lessor and Lessor is willing to lease the Aircraft to Lessee upon and subject to the terms, conditions and covenants herein set forth;

      In consideration of and subject to the mutual covenants, terms and conditions contained in this Lease, Lessor and Lessee agree as follows:

            1.     DEFINITIONS.

            Unless the context otherwise requires the following terms shall have the following meanings for all purposes of this Lease and shall be equally applicable both to the singular and plural forms of the terms defined. Any agreement defined below shall include each amendment, modification and supplement thereto and waiver thereof in effect from time to time.

            "ADDITIONAL  INSURANCE"  shall have the meaning  ascribed to it in
SECTION 9(G) hereof.

            "ADDITIONAL  INSUREDS"  shall have the  meaning  ascribed to it in
SECTION 9(C) hereof.

            "AIRCRAFT" shall mean (i) the Airframe, together with two (2) Engines initially installed on such Airframe at the Commencement Date or any Replacement Engine substituted for any such Engine, whether or not any of said initial Engines or Replacement Engines may from time to time no longer be installed on such Airframe or may be installed upon another airframe and the Parts; and (ii) the Aircraft Documentation. As the context requires, "Aircraft" shall also mean the Airframe, any Engine (including a Replacement Engine), any Part, the Aircraft Documentation, or any part thereof individually.

            "AIRCRAFT DOCUMENTATION" shall mean all (i) log books, aircraft records, manuals and other data or documents provided to Lessee on or before the Commencement Date, as evidenced by any Schedule attached to the Acceptance Certificate as a receipt therefor; and, (ii) any other documents, drawings, or data which are required to be maintained during the Lease Term pursuant hereto or by the FAA or the Maintenance Program.

            "AIRCRAFT LEASE NOVATION" shall mean the Aircraft Lease Novation Agreement dated the Closing Date by and among Former Head Lessor, Lessor, TACA and Lessee.

            "AIRFRAME" shall mean that certain Boeing model 737-3S3 airframe bearing manufacturer's serial number 23787 and United States registration no. N375TA (to be changed to N954WP).

            "AIRFRAME RESERVE AMOUNT" shall have the meaning ascribed to it in SECTION 6(B).

            "AGENT" shall mean ING Aviation Lease, B.V., as agent for the Lenders, its successors and assigns.

            "APPROVED REPAIR FACILITY" shall have the meaning ascribed to it in SECTION 6(A)(II).

            "BASIC RENT" shall have the meaning ascribed to it in SECTION 3(b) hereof.

            "COMMENCEMENT DATE" shall mean March 29, 1996, the date upon which the Aircraft was tendered to Lessee in conformity with the Sublease and the Lease Supplement was executed and delivered.

            "CREDIT AGREEMENT" shall mean the Credit Agreement dated as of November 4, 1993 between First Security Bank of Utah, National Association, as owner trustee, as borrower, Amerilease Capital Corporation, as owner participant and guarantor and the Agent, as may be amended or supplemented from time to time.

            "CYCLE" shall mean any flight of the Aircraft or, in the case of an engine not attached to an aircraft, any airframe to which an Engine is attached, consisting of one take-off and one landing regardless of time elapsed between take-off and landing and distance flown.

            "DEBT" shall mean, with respect to any Person, (a) all obligations of such Person for borrowed money or with respect to deposits and advances of any kind, whether evidenced by bonds, debentures, notes or other instruments,
(b) all obligations of such Person upon which interest charges are customarily paid, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services, (e) any lease obligation that, in accordance with generally accepted accounting principles has been or should be capitalized on the books of such Person, and (f) all guarantees of such Person of the debts or obligations for borrowed money of any other Person, whether direct or indirect, absolute, contingent or otherwise.

            "DEFAULT" shall mean any event that, with the passage of time or the giving of notice or both, would become an Event of Default.

            "DOLLARS" and "US$" shall mean lawful currency of the United States of America.

            "ENGINE" shall mean (i) each of the two CFM International Inc. Model CFM 56-3B2 jet aircraft engines bearing manufacturer's serial numbers 720890 and 721734, respectively, whether or not from time to time installed on such Airframe or installed on any other airframe, and (ii) any Replacement Engine that may from time to time be substituted as contemplated by SECTION 8(B) for an Engine leased hereunder; together in each case with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in Lessor in accordance with the terms of SECTION 6(C) after removal from any such Engine. Except as otherwise set forth herein, at such time as a Replacement Engine shall be so substituted, such replaced Engine shall cease to be an Engine hereunder. The term "Engines" means, as of any date of determination, all Engines then leased hereunder. Each Engine has and any Replacement Engine hereunder will have not less than 750 rated takeoff horsepower.

            "ENGINE LOSS VALUE" shall mean, in respect of each engine, [ ]* United States Dollars (US$ [ ]*).

            "ENGINE  RESERVE  AMOUNT"  shall have the meaning  ascribed to it in
SECTION 6(B) hereof.

            "EVENT  OF  DEFAULT"  shall  have the  meaning  ascribed  to it in
SECTION 14(A) hereof.

            "EVENT OF LOSS" with respect to the Aircraft, the Airframe or any Engine (hereinbelow referred to as "property") shall mean any of the following events with respect to such property: (i) loss of such property or the use thereof due to theft, disappearance, destruction, damage beyond repair or rendition of such property permanently unfit for normal use for any reason whatsoever; (ii) any damage to such property that results in the receipt of insurance proceeds with respect to such property on the basis of a total loss;
(D) the condemnation, confiscation or seizure of, or requisition of title to, such property by any authority, or a requisition for use of such property by any authority other than a Government Entity of the United States of America; (iv) as a result of any rule, regulation, order or other action by the FAA, or other governmental body having jurisdiction thereof, or any other occurrence, the use of such property in the normal course of air transportation of persons shall have been prohibited for a period of three consecutive months unless Lessee, prior to the expiration of such three-month period, shall have undertaken and shall be diligently carrying forward all steps that are necessary or desirable to permit the normal use of such property by Lessee or, in any event, if such use shall have been prohibited for a period of six consecutive months; (v) the inability for any reason of Lessor to obtain possession of such Aircraft within 30 days after this Lease shall have been declared to be in default pursuant to
SECTION 14, free and clear of all liens (other than Lessor's Liens). An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe.

            "FAA" shall mean the United States Federal Aviation Administration and any successor agency thereto.

            "FEDERAL AVIATION ACT" shall mean the United States Federal Aviation Act of 1958 as amended, and the regulations promulgated thereunder.

            "FLIGHT HOUR" shall mean each hour or part thereof elapsing from the moment the wheels of the Airframe (or other airframe on which an Engine is then installed) leave the ground on takeoff until the wheels of the Airframe (or such other airframe) touch the ground on landing following such flight. For purposes of all calculations under this Lease measured in Flight Hours, such hours, including fractions thereof, shall be measured to two decimal places.

            "FORMER HEAD LESSOR" shall mean First Security Bank of Utah, National Association, not in its individual capacity but solely as owner trustee under that certain Trust Agreement dated as of November 4, 1993, between FSB and the owner participant named therein.

            "GOVERNMENT ENTITY" means (i) any national, state or local government of the United States of America or any other country where the Aircraft may be flown and operated by Lessee, (ii) any board, commission, department, division, instrumentality, court, agency or political subdivision of any entity described in (i) above, however constituted, and (iii) any association, organization or institution of which any entity described in (i) or
(ii) above is a member or to whose jurisdiction any thereof is subject or in whose activities any thereof is a participant.

            "HEAD LEASE" shall mean that certain Aircraft Lease Agreement dated as of November 4, 1993, between Former Head Lessor and TACA, as originally executed or as modified, amended or supplemented pursuant to the applicable provisions thereof.

            "INDEMNITEE" shall have the meaning ascribed to it in SECTION 12(A) hereof.

            "KGAL" shall mean KG Aircraft Leasing Co., Limited, a corporation organized and existing under the laws of Ireland.

            "LEASE," "this Lease Agreement," "this Lease," "this Agreement," "herein," "hereunder," "hereby," or other like words shall mean this Lease as originally executed or as modified, amended or supplemented pursuant to the applicable provisions hereof.

            "LEASE SUPPLEMENT" shall mean the Sublease Supplement dated March 29, 1996, in form and substance satisfactory to Lessor.

            "LEASE TERM" shall have the meaning ascribed to it in SECTION 2(a) hereof.

            "LENDERS" shall mean ING Aviation Lease, B.V. and each Person who shall become a Lender in accordance with the provisions of the Credit Agreement.

            "LESSOR LIEN" shall mean any Lien arising as a result of (i) claims against Lessor not related to the transactions contemplated by this Lease, (ii) Taxes imposed against Lessor that are not indemnified against by Lessee pursuant to SECTION 12(B) or (iii) claims against Lessor arising out of the transfer by it of all or any part of its interest in the Aircraft, other than by reason of the occurrence of an Event of Loss or following an Event of Default.

            "LIEN" shall mean any mortgage, pledge, lien, charge, encumbrance, lease, exercise of rights, security interest or claim of any nature whatsoever.

            "MAINTENANCE  PROGRAM"  shall have the  meaning  ascribed to it in
SECTION 6(A) hereof.

            "MAINTENANCE  RESERVES"  shall have the meaning  ascribed to it in
SECTION 6(B) hereof.

            "MANUFACTURER"   shall  mean  The  Boeing  Company,   a  corporation
organized and existing under the laws of Delaware.

            "MORTGAGE" shall mean the Mortgage and Security Agreement, dated as of November 4, 1993, between Former Head Lessor and Agent relating to the Aircraft, as the same may be amended, supplemented or modified from time to time.

            "PARTS" shall mean any and all appliances, parts, avionics, attachments, accessions, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines).

            "PAYMENT DATE" shall mean the fifteenth (15) day of each consecutive calendar month commencing with the calendar month immediately following the Commencement Date and each consecutive calendar month thereafter during the Lease Term; provided however that Lessee, on or prior to the Commencement Date, shall pay Basic Rent in respect of the Aircraft corresponding to the first month of the Lease Term.

            "PERMITTED LIEN" shall have the meaning ascribed to it in SECTION 7(B) hereof.

            "PERSON" shall mean an individual, corporation, partnership, joint venture, trust, unincorporated organization or any other juridical entity, or a Government Entity.

            "POST-DEFAULT RATE" shall mean a rate per annum equal to three percent (3%) above the rate publicly announced from time to time by Citibank, N.A., New York, New York (or any successor institution) as its "prime rate" (or, if no such rate exists, any comparable reference rate established by such institution) on the basis of the actual number of days elapsed over a 360-day year.

            "PROCESS AGENT" shall have the meaning ascribed to it in SECTION 16(B) hereof.

            "RENT" shall mean Basic Rent and Supplemental Rent.

            "REPLACEMENT ENGINE" shall mean a CFM International, Inc. CFM 56-3B2 jet aircraft engine (or engine of the same manufacturer of the same or an improved model) approved by Lessor, that has a value, utility and thrust at least equal to those of the Engines, together with all Parts relating to such engine.

            "SECURITY ASSIGNMENTS" shall mean an instrument or instruments, in form and substance satisfactory to Former Head Lessor and Lender, pursuant to which TACA assigns to Former Head Lessor (and Former Head Lessor further assigns to Agent) all of TACA's right and interest in and to this Lease.

            "SECURITY  DEPOSIT"  shall  have  the  meaning  ascribed  to it in
SECTION 3(A) hereof.

            "STIPULATED LOSS VALUE" shall mean in respect of the Aircraft as of any particular date, such amount as is set forth on Schedule 1 hereto.

            "SUPPLEMENTAL RENT" shall mean all amounts, sums, monies, indebtedness, liabilities and obligations (other than Basic Rent) that Lessee assumes, agrees or otherwise becomes liable to pay to Lessor or others hereunder or under any other document or agreement entered into by Lessee and Lessor in connection herewith or with the transactions contemplated hereby and thereby including, without limitation, payments of Maintenance Reserves, Stipulated Loss Value and any interest payable with respect to payments pursuant to SECTION 3(D).

            "TACA" shall mean TACA International Airlines, S.A., a corporation organized and existing under the laws of El Salvador.

            "TAX" or "TAXES" shall mean any and all fees (including, without limitation, license and registration fees), taxes (including, without limitation, gross receipts, income, sales, rental, use, turnover, value added, property (tangible or intangible), excise and stamp taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any and all penalties, fines, additions to tax and interest thereon or computed by reference thereto.

            "TAXING  AUTHORITY"  shall  have  the  meaning  ascribed  to it in
SECTION 12(B) hereof.

            "1997 TRUST AGREEMENT" shall mean the Trust Agreement dated as of June 15, 1997 between FSB and KGAL, as originally executed or as modified, amended or supplemented pursuant to the applicable provisions thereof.


            2.     LEASE; LEASE TERM; DELIVERY OF AIRCRAFT.

                  (a) LEASE; LEASE TERM. Lessor hereby leases to Lessee, for a period (the "LEASE TERM") commencing from the Commencement Date and ending, unless earlier terminated pursuant to the provisions of this Lease, on such date as shall fall 120 consecutive calendar months following the Commencement Date (the "EXPIRATION DATE").

                  (b)    [Intentionally left blank.]

                  (c) CONDITION OF AIRCRAFT AT DELIVERY. Lessee acknowledges that on the Commencement Date, the Aircraft (i) was in an airworthy condition and had all systems functioning in accordance with manufacturer's recommendations, (ii) had a current and valid Certificate of Airworthiness issued by the FAA, (iii) was painted white, (iv) was fresh from its last scheduled "C" check, other than hours flown in respect of test and ferry flights, (v) was in a 136Y (136 seat, single class cabin) configuration, and
(vi) was in accord with the description thereof set forth in EXHIBIT A hereto. Lessee acknowledges that it inspected and technically accepted the Aircraft on March 6, 1996, and that Lessee accepted the Aircraft under the terms of this Lease when duly tendered by Lessor in accordance herewith. Upon such tender, Lessee executed a Lease Supplement, which is conclusive proof as between Lessor and Lessee that Lessee has examined the Aircraft, that the Aircraft and the Aircraft Documentation are satisfactory to Lessee and that Lessee has accepted the Aircraft for all purposes hereof without any reservations whatsoever (except as noted therein).


            3.     SECURITY DEPOSIT AND OTHER PAYMENTS.

                  (a) SECURITY DEPOSIT. Lessor acknowledges receipt from or for the account of Lessee of a security deposit (the "Security Deposit") in the total amount of [ ]* Dollars (US$[ ]*) (the "SECURITY DEPOSIT AMOUNT"). The Security Deposit shall be held by Lessor during the Lease Term as security for the full and punctual performance by Lessee of all of its obligations hereunder.

During the Lease Term, the Security Deposit may be commingled by Lessor with other funds. Interest, if any, earned on the Security Deposit shall be for Lessor's sole account. Lessor may, but shall not be obligated to, apply the Security Deposit, in whole or in part for the payment of any Basic Rent owing hereunder or any other amount owing from time to time by Lessee hereunder, or utilize the Security Deposit in whole or in part to perform any of Lessee's obligations hereunder or otherwise remedy any Event of Default, without prejudice to any other remedy of Lessor. Lessee shall not attempt to subject the Security Deposit to any Lien or to assign any interest therein to any Person and, to the extent of its interest therein, Lessee hereby grants to Lessor a Lien in the Security Deposit and assigns and transfers to Lessor any and all of Lessee's right, title and interest therein, as security as provided above, and Lessor shall be entitled to the remedy of offset against and application of the Security Deposit, without any prior notice to or demand against Lessee (except to the extent otherwise required by applicable law), all of which are hereby waived. If Lessor uses or applies all or a portion of the Security Deposit, such application shall not be deemed a cure of any Event of Default, until and unless Lessee shall have replenished the amount applied hereunder within the time period provided herein. Lessee shall replenish any portion or all of the Security Deposit applied by Lessor to satisfy, in whole or in part, any Event of Default by depositing with Lessor in immediately available funds an amount sufficient to restore the Security Deposit to the Security Deposit Amount within three (3) Business Days after Lessor's demand therefor. Within fifteen (15) days after redelivery of the Aircraft to Lessor by Lessee, and provided the Aircraft is delivered in full conformity with the return conditions set forth in SECTION 10 hereof, and that Lessee has paid, in full, all amounts owing by Lessee hereunder and performed all of its obligations hereunder, Lessor will return to Lessee the Security Deposit, without interest, less any amounts applied by Lessor and not replenished by Lessee.

                  (b) BASIC RENT. Lessee agrees to pay Lessor rent with respect to the aircraft, monthly, in advance on each Payment Date, in the amount of [ ]* Dollars (US $[ ]*) per month ("BASIC RENT"). All payments of Basic Rent shall be made in immediately available funds, in Dollars by 2:00 p.m. New York time on the date when due; provided, however, that in the event that any payment should be due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day without any penalty for late payment.

                  (c)    [Intentionally left blank.]

                  (d) SUPPLEMENTAL RENT. Lessee also agrees promptly to pay to Lessor any and all Supplemental Rent, as the same shall become due and owing, and in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent.

                  (e) MANNER OF PAYMENT. All Basic Rent and Supplemental Rent required to be made to Lessor hereunder shall be paid to:

            The Bank of Tokyo-Mitsubishi, Ltd., New York
            Chips UID: 076 886 ABA No. 026 009632

            A/C The Bank of Tokyo-Mitsubishi, Ltd.,
             London Branch
            12-15 Finsbury Circus
            London EC2M 7BT
            England

            Tel:  44 171 577 1087
            Fax:  44 171 577 1128

            F/O KG Aircraft Leasing Co., Ltd.
            Number 245662 Current Account
or such other bank accounts as Lessor shall specify by written notice to Lessee. All payments of Supplemental Rent shall be made in immediately available funds in Dollars by 2:00 p.m. New York time, on the date when due; provided, however, that in the event that any payment should be due on a day that is not a Business Day then such payment shall be made on the Business Day next succeeding such day without any penalty for late payment.

                  (f) LATE PAYMENTS. As to any (i) amount due under this Lease that is not paid when due as herein provided, or (ii) advance made by Lessor of any amount required to be paid by Lessee as herein provided and not so paid by Lessee, Lessee shall pay to Lessor at the time of payment thereof, as Supplemental Rent, interest thereon at the Post-Default Rate, from either the due date thereof (as to amounts referred to in clause (i)) or the date of the advance by Lessor (as to amounts referred to in clause (ii)), as the case may be, to the date such late payment is paid in full.

                  (g) NO SETOFF, COUNTERCLAIM, ETC. Notwithstanding anything to the contrary herein and except as otherwise set forth in this SECTION 3(G), Lessee's obligations and liabilities to pay all amounts payable hereunder shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right that Lessee may have against Lessor or any other Person for any reason whatsoever, (ii) any defect in the title caused directly by an act or omission of Lessee, airworthiness, condition, design, operation or fitness for use of or any damage to or loss or destruction of, the Aircraft, the Airframe, any Engine or any Part of any thereof or any interruption or cessation in the use or possession of any thereof by Lessee for any reason whatsoever, (iii) any insolvency, bankruptcy, reorganization or similar proceedings by or against Lessee, (iv) the disaffirmance or rejection of this Lease by Lessor or any trustee in bankruptcy (or similar party) provided that there shall have been no change materially adverse to the Lessee in any of the terms or conditions of this Lease in connection with applicable bankruptcy proceedings, (v) claims against the Manufacturer or manufacturers of the Aircraft, the Airframe, any Engine, Part or component thereof, (vi) enforceability or lack of enforceability of any of the terms or conditions of this Lease, (vii) breach by Lessor of any warranty, express or implied, with regard to the Aircraft, the Airframe, any Engine any Part of any thereof, including, without limitation, merchantability or fitness for any purpose or use relating to or otherwise made or alleged to be made by Lessor to Lessee or any of its agents, representatives or employees with regard to the Aircraft, the Airframe, any Engine or any Part of any thereof,
(viii) any right, claim, demand, bill, action or suit whatsoever by or against or on the part of Lessee against Lessor, including, without limitation, whether arising out of legal action or otherwise (x) at law or in equity, (y) whether affirmative, negative or defensive in nature for or on account of the legality, enforceability, validity or other infirmity as to (A) any of the terms or conditions of this Lease, (B) any express or implied warranty as to the Aircraft, the Airframe, any Engine or any Part of any thereof or (C) arising out of or as a result of any contract, agreement, assignment or transaction between Lessor and Lessee whether direct or indirect, written or oral, (ix) any interruption or cessation in the use or possession of the Aircraft by or availability of the Aircraft to Lessee for any reason whatsoever whether arising out of relating to an act or omission of Lessee; or (x) any other circumstances, happening or event whatsoever, whether or not similar to any of the foregoing which but for this provision might have the effect of terminating this Lease, it being the intention of the Lessor and Lessee that all Rent and other amounts payable by Lessee hereunder shall be payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease. Lessee hereby waives, to the fullest extent permitted by applicable law any and all rights it may now have or that at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease except in accordance with the express terms hereof.

Notwithstanding anything contained in this SECTION 3(G) in the event that as a result of a breach by Lessor or anyone claiming by through or under Lessor of its covenant of quiet enjoyment (including any defect in title not caused by an act or omission of Lessee which defect in title shall have caused the Aircraft to be deregistered under the Federal Aviation Act), Lessee shall be deprived of possession or use of the Aircraft under and in accordance with this Lease, Lessee shall not be required to pay Basic Rent and Maintenance Reserves in respect of such period of non-possession of or inability to use the Aircraft. Each payment of Rent made by Lessee shall be final as to Lessor and Lessee, and Lessee will not seek to recover all or any part of any such payment of Rent from Lessor or its successors or assigns for any reason whatsoever.

      Nothing in this SECTION 3(G) or elsewhere in this Lease shall be construed to limit Lessee's right to seek a recovery of any payment of Rent or any other amount which is not due and payable hereunder, or to limit Lessee's rights and remedies to pursue, in a court of law or otherwise, any claim it may have against Lessor on account of any failure of Lessor to perform its obligations hereunder or in connection herewith.

            4.     CONDITIONS PRECEDENT AND OTHER REQUIREMENTS.

                  (i) The  obligation  of Lessor to lease the Aircraft to Lessee on the terms and conditions herein set forth was subject to the satisfaction, on or before the Commencement Date, of each of the following conditions (which the parties hereto agree were satisfied or waived on or before the Commencement Date):

                  (b) EXECUTION AND DELIVERY OF DOCUMENTS. Lessee shall have duly executed and delivered to Lessor (i) this Lease, (ii) an Acceptance Certificate in the form of EXHIBIT B hereto covering the Aircraft and effective as of the Commencement Date, (iii) the Lease Supplement, and (iv) a consent or consents to the Security Assignments in form and substance satisfactory to Former Head Lessor and Agent.

                  (c) REPRESENTATIONS, WARRANTIES, NO DEFAULT. (i) All of the representations and warranties of Lessee contained in this Lease shall be true and correct on and as of the Commencement Date as though made on such date or, if they relate solely to an earlier date, as of such date and (ii) no Default or Event of Default shall have occurred and be continuing or would result from Lessee's execution, delivery and performance of this Lease, and Lessor shall have received an Officer's Certificate in form and substance satisfactory to it, to the effect of each of the foregoing.

                  (d) RESOLUTIONS, ETC. Lessor shall have received, in form and substance satisfactory to it: (i) a certificate of the Secretary or an Assistant Secretary of Lessee with respect to the resolutions of the Board of Directors of Lessee authorizing the execution, delivery and performance by Lessee of this Lease and all other documents and certificates contemplated hereby to be executed on behalf of Lessee, and the authority and signatures of the persons authorized to execute and deliver such documents on behalf of Lessee; and (ii) such other documents and evidence with respect to Lessee as Lessor may reasonably request in order to establish the consummation of the transactions contemplated by this Lease, the taking of all proceedings in connection therewith and compliance with the conditions set forth in this SECTION 4.

                  (e) SECURITY DEPOSIT AND BASIC RENT. On or before the Commencement Date (i) Lessor shall have received immediately available funds in the amount of the balance of the Security Deposit Amount and (ii) Agent shall have received the first Basic Rent payment.
                  (f) SIDE LETTER. On or before the Commencement Date, Lessor shall have received all amounts due to it under that certain side letter dated as of even date herewith.

                  (g) INSURANCE CERTIFICATE. Lessor shall have received, on or prior to the Commencement Date, in form and substance satisfactory to it and to Agent, an insurer's or broker's certificate as to the due compliance by Lessee with the insurance provisions of SECTION 9.

                  (h) FILINGS; FINANCING STATEMENTS. Lessor shall have received evidence satisfactory to it that this Lease and the Security Assignments shall each have been duly filed for recordation with the FAA pursuant to the Federal Aviation Act. If requested by Lessor, Lessee shall have executed (as debtor) and delivered to Lessor one or more precautionary Uniform Commercial Code financing statements for filing in such places in the United States as, in the Lessor's opinion, are necessary or desirable.

                  (i)  OPINIONS  OF  COUNSEL.   Lessor  shall  have  received  a
favorable opinion or opinions addressed to TACA and Former Head Lessor from Winthrop, Stimson, Putnam & Roberts and Sparks, Dix, counsel for Lessee, dated as of the Commencement Date.

                  (j) NO EVENT OF LOSS. No Event of Loss shall have occurred with respect to the Aircraft or any Engine.

                  (k) ACCEPTANCE BY PROCESS AGENT. CT Corporation System shall have accepted its appointment as Process Agent on behalf of Lessee by one or more instruments in writing delivered to Lessor.

                  (l) NET WORTH. On and as of the Commencement Date Lessee shall have a net worth of not less than U.S. $[ ]*, as determined in accordance with generally accepted accounting principles.

                  (m) OTHER DOCUMENTS. Lessor shall have received such other documents and matters incident to foregoing as TACA, Former Head Lessor or Agent may reasonably request and such other agreements as TACA, Former Head Lessor or Agent may reasonably request, as each deems necessary or desirable to consummate the transactions contemplated hereby.

                  (ii) The  obligation  of  Lessee to lease  the  Aircraft  from
            Lessor pursuant hereto was subject to the satisfaction, on or before the Commencement Date, of each of the following conditions (which the parties hereto agree were satisfied or waived on or before the Commencement Date):

             (a) DELIVERY OF ASSIGNMENTS OF WARRANTIES. Lessee shall have received from Lessor Assignments of Warranties in form and substance reasonably acceptable to Lessee, duly accepted by the Manufacturers of the Airframe and the Engines.

             (b) RESOLUTIONS, ETC. Lessee shall have received, in form and substance reasonably satisfactory to it: (i) a certificate of the Secretary or an Assistant Secretary of Lessor, in the form attached as part of EXHIBIT D hereto, with respect to the resolutions of the Board of Directors of Lessor authorizing the execution, delivery and performance by Lessor of this Lease and all other documents and certificates contemplated hereby to be executed on behalf of Lessor, and the authority and signatures of the persons authorized to execute and deliver such documents on behalf of Lessor; and (ii) such other documents and evidence with respect to Lessor as Lessee may reasonably request in order to establish the consummation of the transactions contemplated by this Lease, the taking of all proceedings in connection therewith and compliance with the conditions set forth in this SECTION 4.

             (c) CONSENTS TO SUBLEASE. Lessee shall have received the written consents of Former Head Lessor and Agent to this Sublease.

             (d) EXTENSION OF LEASE. Lessee shall have received a copy of that certain Amendment to Lease dated March 29, 1996 pursuant to which the term of the Head Lease shall have been extended such that it shall be at least coterminous herewith.

             (e) CERTIFICATE OF NO DEFAULT. Lessee shall have received a certificate of a duly authorized officer of Lessor to the effect that no Default or Event of Default, as defined therein, has occurred and is continuing under the Head Lease or the Mortgage.

             (f) DELIVERY OF LEASE SUPPLEMENT. Lessor shall have delivered to Lessee the Lease Supplement.

             (g) CERTIFICATE OF AIRWORTHINESS. The Certificate of Airworthiness for the Aircraft shall not have been withdrawn.

             (h) ACCEPTANCE BY PROCESS AGENT. Greenberg, Traurig et al. shall have accepted its appointment as Process Agent on behalf of TACA.

             (i) BROKER. Lessee shall have received a letter from Cauff, Lippman & Crane Aviation, Inc., addressed to and in form and substance satisfactory to it, to the effect that Cauff, Lippman & Crane Aviation will not seek to recover any amounts in respect of the Aircraft, Engines or Parts from Lessee.

            5.     DISCLAIMER; MANUFACTURER AND VENDOR WARRANTIES.

                  (a) DISCLAIMER BY LESSOR. PRIOR TO THE EXECUTION OF THIS LEASE, LESSEE HAS SELECTED THE TYPE OF AIRCRAFT, AIRFRAME, ENGINES AND PARTS. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 5(B) BELOW, NEITHER LESSOR, NOR ANY SUCCESSOR IN INTEREST TO EITHER HAS MADE NOR SHALL BE DEEMED TO HAVE MADE AND ACCORDINGLY MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING THE CONDITION OF THE AIRCRAFT, AIRFRAME, ENGINES AND PARTS, THEIR MERCHANTABILITY OR THEIR FITNESS FOR ANY PARTICULAR PURPOSE, AND LESSOR EXPRESSLY DISCLAIMS THE SAME AND AS RESPECTS LESSOR, LESSEE LEASES THE AIRCRAFT, AIRFRAME, ENGINES AND PARTS "AS IS" AND "WHERE IS". EXCEPT AS
OTHERWISE EXPRESSLY PROVIDED IN SECTION 5(B) BELOW, LESSOR HEREBY EXPRESSLY DISCLAIMS ANY WARRANTY EITHER EXPRESS OR IMPLIED (WHETHER STATUTORY OR OTHERWISE) RELATING TO THE CAPACITY, AGE, QUALITY, DESCRIPTION, STATE, CONDITION, DESIGN, CONSTRUCTION, USE, OPERATION, OR PERFORMANCE OF THE AIRCRAFT

OR THE SUITABILITY OF THE AIRCRAFT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE OR AS TO ITS AIRWORTHINESS. LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS OR DAMAGE WHATSOEVER INCLUDING, BUT NOT LIMITED TO, INCIDENTAL OR CONSEQUENTIAL DAMAGES, CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR AIRFRAME, ANY OF THE ENGINES OR PARTS, OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY INCIDENT WHATSOEVER IN CONNECTION THEREWITH ARISING IN STRICT LIABILITY, NEGLIGENCE, GROSS NEGLIGENCE OR OTHERWISE, OR IN ANY ACTION RELATED TO OR ARISING OUT OF THIS LEASE OR ANY OTHER DOCUMENT AND WHETHER INVOLVING PERSONAL INJURY, PROPERTY DAMAGE OR OTHERWISE. EXCEPT AS EXPRESSLY PROVIDED IN SECTION 5(B) BELOW, LESSEE HEREBY WAIVES AS BETWEEN ITSELF, LESSOR AND ANY PERSON CLAIMING BY, THROUGH OR UNDER LESSOR, ALL ITS RIGHTS, EXPRESS OR IMPLIED (WHETHER STATUTORY OR OTHERWISE), AGAINST LESSOR OR ANY OTHER SUCH PERSON IN AND TO THE AIRCRAFT RELATING TO THE CAPACITY, AGE, QUALITY, DESCRIPTION, STATE, CONDITION, DESIGN, CONSTRUCTION, USE, OPERATION OR PERFORMANCE OF THE AIRCRAFT AND THE LEASING THEREOF BY LESSOR TO LESSEE, OR TO THE MERCHANTABILITY OR SUITABILITY OF THE AIRCRAFT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE OR AS TO ITS AIRWORTHINESS. In particular and without prejudice to the generality of the foregoing, neither Lessor nor any such other Person shall be under any liability whatsoever and howsoever arising, whether in contract or tort or both, in respect of any loss, liability, damage or delay of or to or in connection with any of the Aircraft or any Person or property whatsoever, whether on board the Aircraft or elsewhere, irrespective of whether such loss, damage or delay shall arise (x) from the unairworthiness of the Aircraft, or (y) from any action or omission of Lessor or any other such Person (other than any action or omission that constitutes willful misconduct or gross negligence of Lessor).

                  (b) LESSOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Notwithstanding and as the sole exception to SECTION 5(A), (i) FSB represents and warrants that it is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has all requisite corporate power, authority and legal right to enter into and to perform its obligations under the 1997 Trust Agreement; (ii) Lessor represents and warrants that: (A) unless a Default or an Event of Default shall have occurred and be continuing neither Lessor nor anyone claiming by, under or through Lessor shall take any actions inconsistent with Lessee's right of quiet enjoyment; (B) FSB holds all material licenses, certificates and permits necessary for the conduct of its business as now conducted; (C) the execution, delivery and performance of this Lease has been duly authorized by all necessary corporate action of Lessor, and does not and will not (1) result in the violation of the provisions of the charter documents or bylaws of Lessor as in effect on the date hereof, (2) require stockholder approval or approval or consent of any trustee or holders of any indebtedness of Lessor, except such approvals which have been obtained and are in full force and effect, (3) contravene any law, rule or regulation or any order of any Government Entity binding on Lessor, and (4) conflict with or result in a breach of any terms or provisions of or constitute a default under, or result in or require the creation or imposition of any Lien upon any material property or assets of Lessor under, any indenture, mortgage or other agreement or instrument as in effect on the date hereof to which Lessor is a party or by which it or any of its property is bound, or any applicable law, rule or regulation, judgment, order or decree of any Government Entity or court having jurisdiction over Lessor or any of its properties; and (D) this Lease constitutes the legal, valid and binding obligation of Lessor, enforceable against Lessor in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and, to the extent that certain remedies require or may require enforcement by a court of equity, by such principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) as a court having jurisdiction may impose.

                  (c) MANUFACTURER AND VENDOR WARRANTIES. Lessor hereby assigns to Lessee for the duration of the Lease Term (so long as no Event of Default shall have occurred and be continuing) all assignable warranties, if any, given by the Manufacturer and other vendors with respect to the Aircraft and Engines and shall obtain Manufacturer's consent to such assignment. Lessee will diligently and promptly pursue any valid claims it may have under such warranties and will provide notice of the same to Lessor. To the extent that any warranty given by the Manufacturer or others with respect to the Aircraft or Engines is not assignable or otherwise made available to Lessee, Lessor agrees, at its option, either (i) to authorize Lessee to take such action to enforce such warranty in the name of Lessor as Lessee sees fit or (ii) to exert reasonable efforts at Lessee's request and expense (and subject to Lessee making adequate provision to the satisfaction of Lessor with respect to such expense) to enforce any such warranties for the benefit of Lessee. Effective on the return of the Aircraft or the termination of this Lease, whichever is earlier, Lessee hereby assigns any remaining warranties, and any claims thereunder, to Lessor or its designee. Upon exercise by Lessor or any Party claiming by, through or under Lessor of any remedies in respect of an Event of Default, and at the latest, upon expiration of the Lease Term, the benefit of all warranties referred to herein shall immediately revert and be deemed to have been reassigned by Lessee to Lessor.
      6.     MAINTENANCE; ALTERATIONS, MODIFICATIONS AND ADDITIONS.

                  (a)    MAINTENANCE.

            (i) So long as Lessor has not committed a breach of its covenant of quiet enjoyment which shall have the effect of depriving Lessee of the use or possession of the Aircraft, during the Lease Term and until the Aircraft is returned to Lessor, Lessee shall, at its sole cost and expense, service, inspect, test, maintain, overhaul and repair the Aircraft, the Engines and all of the Parts in accordance with Lessee's FAA approved airworthiness maintenance and inspection program, a copy of which has been or will be delivered to Lessor on or prior to the Commencement Date (the "MAINTENANCE PROGRAM") and in conformity with the rules and regulations of the FAA, (A) so as to keep the Aircraft in as good condition (operating and otherwise), appearance and repair as when delivered to Lessee hereunder, ordinary wear and tear excepted and otherwise to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times under applicable law, and to be and remain registered in the United States pursuant to the Federal Aviation Act, and (B) in the same manner and with the same care as used by Lessee with respect to similar aircraft and engines owned or operated by Lessee (it being the intention of the parties hereto that Lessee shall not discriminate against the Aircraft in respect of any maintenance matters). Lessee shall be authorized to amend its Maintenance Program; provided, however, that notwithstanding such amendment, the Maintenance Program shall, at all times during the Lease Term, be in full conformity with the requirements set forth above and, further provided, that Lessee shall have obtained Lessor's prior written consent to any material amendment or change in or to the Maintenance Program. All service, inspection, maintenance, modification, repair and overhaul shall be performed or caused to be performed by Lessee in accordance with all applicable FAA requirements and under the Maintenance Program, and shall be accomplished in accordance with all applicable service, inspection, maintenance, modification, repair and overhaul manuals and bulletins published by the Manufacturer or the manufacturers of the Engines or engines, equipment, accessories or Parts installed on the Aircraft. Without limiting the generality of the foregoing or the obligations of Lessee hereunder, Lessee agrees that such maintenance and repairs will include but will not be limited to each of the following:

                        (A) to perform in accordance with the Maintenance Program all routine and non-routine maintenance work;

                        (B) to comply on a terminating basis with all outstanding mandatory orders, airworthiness directives and instructions issued by the FAA affecting the Aircraft that have an effective date for compliance prior to, or sooner than one hundred eighty (180) days after, the return date of the Aircraft;

                        (C) to incorporate in the Aircraft all service bulletins
                  of the Manufacturer, the Engine manufacturer and other vendors which Lessee schedules to incorporate during the Lease Term on aircraft or engines in its Boeing 737 fleet;

                        (D) to incorporate in the  maintenance  schedule for the
                  Aircraft a corrosion control program as recommended by Manufacturer and the FAA and to carry out such work as may be required to comply therewith, including periodic inspections of fuel tanks, periodic inspection and clean-up under galleys and lavatories, the cleaning and treating of all mild and moderate corrosion and the correcting of all severe and exfoliated corrosion in accordance with the recommendations of the Manufacturer; and

                        (E) to maintain, in the English language (1) the Aircraft Documentation and (2) any other records, logs or other documents, information or materials relating to the service, inspection, testing, maintenance, modification, overhaul and repair of the Aircraft, any Engine and any Part which are required by the FAA or by applicable law, all of which shall at all times be kept current and up-to-date, shall conform with the laws of any Government Entity having jurisdiction and with normal practices of commercial air carriers, shall disclose the location of any Engine or Part not installed on the Airframe and shall be made available for review by Lessor on reasonable notice.

            (ii) Lessee shall have designated persons in its employment authorized by the FAA to perform service, inspection, modifications repair and alterations of the Aircraft, and to return the Aircraft to Lessee's revenue service after such performance has been accomplished by Lessee or shall have the same performed on its behalf by an FAA approved repair and overhaul station in conformity with FAR 145 ("Approved Repair Facility"). For purposes hereof, Lessor acknowledges that Lessee's maintenance and repairs in connection with "C" checks and "D" checks (or the equivalent thereof) are being performed by Tramco, Inc. of Seattle, Washington. In the event Lessee has a third party accomplish, on a continuous basis, some or all of the maintenance requirements under the Maintenance Program (excluding "A," preflight and transit checks) such maintenance by said third party must be accomplished in accordance with the provisions of this
      SECTION 6(A). Lessor shall be entitled and Lessee shall ensure that Lessor is permitted to reasonably visit the facilities of any such third party maintenance performer to inspect the maintenance work performed on and the maintenance records of the Aircraft including any Engine or Part.

            (iii) Lessor may request that Lessee accomplish changes desired by Lessor to the Aircraft during Lessee's layup of the Aircraft for maintenance under the Maintenance Program in those circumstances where such changes are not required under this SECTION 6(A) or initiated by Lessee under SECTION 6(C). No such request shall be unreasonably denied by Lessee provided that no such changes shall require Lessee to keep the Aircraft out of service for any longer period than the period which Lessee's maintenance of the Aircraft was scheduled to require. With respect to such requested changes, Lessor, at its expense, shall provide retrofit kits of parts and installation instructions to Lessee. Lessor shall, within thirty (30) days (or such earlier period as may be required by any Authorized Repair Facility performing the requested change(s)) of receipt of an invoice detailing the same, pay all costs thereof which costs shall have been agreed upon prior to performance of the requested changes.

            (iv) Lessee shall give Lessor not less than thirty (30) days' prior written notice of the anticipated date, location and Approved Repair Facility in respect of any "C"check or "D" check (or its equivalent) to be performed on the Aircraft.

            (v) Repairs will be accomplished as follows: (A) any repair to the Aircraft shall be accomplished pursuant to the appropriate manufacturer's repair manual instructions under an FAA approved program; and (B) any material repair to the Aircraft that is not covered by the appropriate manufacturer's repair manual instructions shall be subject to Lessor's prior written approval and shall be made under an FAA approved program.

            (vi) Notwithstanding anything to the contrary contained herein and provided that the same shall not violate the terms of or conflict with any lease, sublease, credit or security agreement to which such engine, an aircraft engine that is not an Engine, but that is installed on the Airframe, shall be maintained in accordance with this SECTION 6(A).

                  (b)    MAINTENANCE RESERVES.

                  (i) Lessee shall pay Lessor,  as Supplemental Rent for the use of the Aircraft during the Lease Term, within fifteen (15) days following the last day of each calendar month during the Lease Term and on the redelivery date, the following sums ("MAINTENANCE RESERVES"): (A) with respect to each Engine, the sum (the "ENGINE RESERVE AMOUNT") of (x) the amount determined by multiplying the number of Flight Hours of operation of such Engine during the immediately preceding month (irrespective of whether such Engine is installed on the Airframe or any other airframe) by [ ]* Dollars (US$[ ]*) which amount shall be applied toward restoration shop visits (the "SHOP VISIT PORTION") and (y) the amount determined by multiplying the number of Cycles of operation of such Engine during the immediately preceding month (irrespective of whether such Engine is installed on the Airframe or any other airframe) by [ ]* Dollars (US$[ ]*) which amount shall be applied toward the cost of life-limited parts (the "LLP Portion"), and (B) with respect to the Airframe, the amount (the "AIRFRAME RESERVE AMOUNT") determined by multiplying the number of Flight Hours of operation of the Airframe during such month by [ ]* Dollars (US$[ ]*). It is the intent of the parties hereto that the Aircraft and Engines be operated during the Lease Term at an average Flight Hour/Cycle ratio (the "Ratio") of [ ]* Flight Hours to one Cycle ([ ]*:1). During any calendar year during the Lease Term, the total Engine Flight Hours for each Engine recorded in respect of the previous twelve months shall be compared with the Cycles flown for such Engine and the Ratio computed. The rate payable by way of maintenance reserve in respect of each complete Flight Hour (pro rata for part thereof) for such Engine applicable with respect to the Shop Visit Portion of the Engine Reserve Amount due from Lessee after such annual Ratio computation and prior to the next annual Ratio computation shall be as provided in EXHIBIT G hereof for such Ratio. Any excess Maintenance Reserves remaining at the expiration of the Lease Term or earlier termination of this Lease shall be retained by Lessor.

                  (ii) Lessee shall be entitled to  reimbursement  from the Shop
            Visit Portion of the Engine Reserve Amount held for an Engine for Lessee's actual costs (without mark-up) incurred with respect to heavy maintenance of such Engine requiring a shop visit, excluding any costs associated with replacement of life limited parts and the cost of any repairs or maintenance required due to accidents, abuse, misuse, mishandling, faulty maintenance, foreign object damage, elective part replacement or any insured event. Such reimbursement shall be made within ten (10) Business Days after presentation to Lessor of appropriate written evidence of such expenses (which shall include a copy of an invoice from an FAA-approved maintenance facility indicating that the maintenance has been completed and identifying those engine maintenance tasks accomplished and the labor and material breakdown thereof, and a receipt from the maintenance facility for payment of the invoice, or at least such amount thereof as shall exceed the portion of the Maintenance Reserves available to Lessee hereunder); PROVIDED, that (A) the amount reimbursed to Lessee shall not exceed the amount of the Maintenance Reserves paid by Lessee (and not previously disbursed) allocable to the Shop Visit Portion of the Engine Reserve Amount for the Engine requiring a shop visit, and (B) in no event shall Lessee be entitled to reimbursement for any expenses related to removal or installation of any Engine for maintenance or any other shipping or transportation expenses. To the extent that any amount reimbursable hereunder has not been paid by Lessee, such amount shall be paid directly to the maintenance facility which performed the services for which reimbursement is sought.

                  (iii) Lessee shall be entitled to  reimbursement  from the LLP
            Portion of the Engine Reserve Amount (i) for the full replacement cost of life limited parts having a remaining life of up to and including one thousand two hundred fifty (1250) Cycles. Upon reimbursement of such replacement costs, Lessee shall deliver the removed life limited parts to Lessor at the overhaul facility and cause title thereto to vest in Lessor free and clear of all Liens other than Lessor Liens, and (ii) of such portion of the replacement cost of life limited parts having a remaining life in excess of one thousand two hundred fifty (1250) Cycles as corresponds to the utilized (non-remaining) portion of the life of such life limited parts as compared to the total life thereof when new, as expressed in Cycles. With respect to such life limited parts having a remaining life in excess of one thousand two hundred fifty (1250) Cycles, title to such life limited parts shall be deemed to vest in Lessee upon installation of replacement parts on an Engine. Such reimbursement shall be made within ten (10) Business Days after presentation to Lessor of appropriate written evidence of such costs (which shall include a copy of an invoice from an FAA-approved supplier of such life limited parts, identifying those purchased and receipt of payment therefor or at least payment for such portion as shall exceed the LLP Portion of the Engine Reserve Amount available to Lessee hereunder and of the Approved Repair Facility indicating that such life limited parts have been installed on an Engine; provided, that (A) the amount reimbursed to Lessee shall not exceed the amount of the Maintenance Reserves paid by Lessee (and not previously disbursed) allocable to the LLP Portion of the Engine Reserve Amount for the Engine requiring a shop visit, and (B) in no event shall Lessee be entitled to reimbursement for any expenses related to removal, shipping or transportation expenses. To the extent that any amount reimbursable hereunder has not been paid by Lessee, such amount shall be paid directly to the supplier of the life limited part(s) for which reimbursement is sought.

                  (iv) Lessee shall be entitled to reimbursement from the Airframe Reserve Amount for the costs incurred pursuant to a full structural and systems "D" check (or its equivalent) to occur during the Lease Term. Such reimbursement shall be made within ten (10) Business Days after presentation to Lessor of appropriate written evidence of such expenses (which shall include a copy of an invoice from an FAA-approved maintenance facility indicating that the "D" check (or its equivalent) has been completed and identifying those maintenance tasks accomplished and the labor and material breakdown thereof, and a receipt from the maintenance facility for payment of the invoice, or at least such amount thereof as shall exceed the portion of the Maintenance Reserves available to Lessee from the Airframe Reserve Amount hereunder); provided, that (A) the amount reimbursed to Lessee shall not exceed the amount of the Maintenance Reserves paid by Lessee (and not previously disbursed) allocable to the Airframe Reserve Amount, and (B) in no event shall Lessee be entitled to reimbursement for any expenses related to removal, shipping or transportation expenses. To the extent that any amount reimbursable hereunder has not been paid by Lessee, such amount shall be paid directly to the maintenance facility which performed the "D" check for which reimbursement is sought.

                  (v) In  respect of any  maintenance  work to be  performed  or replacement of life limited parts for which reimbursement from the applicable portion of the Maintenance Reserves will be requested, Lessee, prior to the performance of such maintenance or replacement of life limited parts, shall deliver to Lessor a detailed workscope to be performed with an estimate of all costs to be incurred in connection with such maintenance and/or replacement of life limited parts, including, without limitation, the estimated cost of labor, materials and parts for which reimbursement is available under this
            SECTION 6(B).

                  (vi) Provided that no breach by Lessor of Lessor's covenant of quiet enjoyment depriving Lessee of its use or possession of the Aircraft has occurred and is continuing, nothing herein shall modify, limit or otherwise affect Lessee's obligation to maintain and repair the Aircraft in accordance with the terms of this Lease and, except as specifically provided herein, any and all maintenance and repairs on or to the Aircraft shall be at Lessee's sole cost and expense.

                  (c) REPLACEMENT OF PARTS. Lessee, at its own cost and expense (except as otherwise expressly provided herein), will promptly replace all Parts that may from time to time be incorporated or installed in or attached to the Aircraft or any Engine and that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in SECTION 6(E). In addition, Lessee may, at its own cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided that Lessee, except as otherwise provided in SECTION 6(E), will, at its own cost and expense, replace such Parts as promptly as possible. All replacement Parts shall
(i) be free and clear of all Liens (except Permitted Liens, as hereinafter defined, and except for pooling arrangements to the extent permitted by SECTION 6(D)), (ii) be in airworthy and good operating condition and of at least equivalent model and modification status and have a value and utility at least equal to, the Parts replaced (assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof) and (iii) if applicable, have a current "serviceable tag" of the manufacturer or maintenance facility providing such items to Lessee, indicating that such Parts are new, serviceable or overhauled. All Parts at any time removed from the Aircraft or any Engine shall remain subject to this Lease, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated or installed in or attached to the Aircraft or such Engine and that meet the requirements for replacement Parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached to the Aircraft or any Engine as above provided, without further act, (i) title to the replaced Part shall thereupon vest in Lessee, free and clear of Lessor's Liens and all rights of Lessor, and shall no longer be deemed a Part hereunder provided, however, that in the case of any Part that is replaced by a replacement Part subject to a pooling arrangement, title to such replaced Part shall not vest in Lessee until Lessee has complied with the provisions of
SECTION 6(D), (ii) title to such replacement Part shall vest in Lessor and such replacement Part shall thereupon become subject to this Lease (subject only to a pooling arrangement to the extent permitted by SECTION 6(D)) and (iii) such replacement Part shall be deemed part of the Aircraft or such Engine for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to the Aircraft or such Engine.

                  (i) there is not available to Lessee at the time and in the place that an engine or part is required to be installed on the Aircraft, a Replacement Engine or, as the case may be, Part complying with the requirements of SECTION 6(C); (ii) it would result in an unreasonable disruption of the operation of the Aircraft and/or the business of Lessee to ground the Aircraft until an Engine or Part, as the case may be, complying with SECTION 6(C) becomes available for installation on the Aircraft; and (iii) as soon as practicable after installation of the same on the Aircraft but, in any event, no later than the date of the next major maintenance check (except as such time may be extended pursuant to SECTION 8(B)), Lessee removes any such engine or part and replaces it with an Engine or Part, as the case may be, complying with
            SECTION 6(C).

                  (d) POOLING OF PARTS.  Any Part (other than  Engines)  removed from the Aircraft as provided in SECTION 6(C) may be subjected by Lessee to a normal pooling arrangement customary in the airline industry entered into in the ordinary course of Lessee's business with financially and operationally responsible air carriers; provided no Default or Event of Default shall have occurred and be continuing and further provided that the Part replacing such removed Part shall be incorporated or installed in or attached to the Aircraft in accordance with SECTION 6(C) after the removal of such removed Part. In addition, any replacement Part when incorporated or installed in or attached to the Aircraft in accordance with SECTION 6(C) may be owned by a financially and operationally responsible air carrier subject to such a normal pooling arrangement; provided that Lessee, at its expense, either (i) causes such replacement Part to become subject to this Lease in accordance with SECTION 6(C) by Lessee acquiring title thereto for the benefit of Lessor free and clear of all Liens other than Permitted Liens or (ii) replaces such replacement Part by incorporating or installing in or attaching to the Aircraft a further replacement Part owned by Lessee free and clear of all Liens other than Permitted Liens and by causing such further replacement Part to become subject hereto in accordance with SECTION 6(C).

                  (e) ALTERATIONS, MODIFICATIONS AND ADDITIONS. EXCEPT FOR SUCH ALTERATIONS AND MODIFICATIONS TO THE AIRCRAFT AND THE ENGINES AS MAY BE REQUIRED FROM TIME TO TIME TO MEET THE STANDARDS OF THE FAA OR OTHER GOVERNMENTAL ENTITY HAVING JURISDICTION AND AS REQUIRED TO CONFORM TO MANUFACTURERS' MANDATORY SERVICE BULLETINS, LESSEE SHALL MAKE NO ALTERATIONS, MODIFICATIONS OR ADDITIONS TO THE AIRCRAFT OR ANY ENGINE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. Lessee, at its own expense, will make such alterations and modifications to the Aircraft and the Engines as may be required from time to time to meet the standards of the FAA or other Governmental Entity having jurisdiction and as required to conform to Manufacturers' mandatory service bulletins, and shall notify Lessor of the nature and schedule for making such changes and, upon submission of the Monthly Report for the month during which completion of the same shall have occurred, of completion thereof. Unless expressly required by the FAA or Manufacturer's mandatory service bulletins, no alteration, modification or addition shall diminish the value or utility of the Aircraft or such Engine, or impair the condition or airworthiness thereof, below the value, utility, condition and airworthiness thereof immediately prior to such alteration, modification or addition (assuming the Aircraft or such Engine was then of the value or utility and in the condition and airworthiness required to be maintained by the terms of this Lease), it being understood that any such alteration, modification or addition that adversely affects interchangeability of Parts shall be deemed to diminish the value of the Aircraft. Promptly upon request therefor, Lessee shall provide to Lessor copies of all drawings and data with respect to any proposed alteration, modification or addition not mandated by the FAA. Lessor may impose as a condition to its consent to all or any part of such proposed alteration, modification or addition that, prior to the return of the Aircraft to Lessor in accordance with SECTION 10, such alteration, modification or addition be removed and the Aircraft returned, all at Lessee's expense, to the condition it was in prior to such alteration, modification or addition, and otherwise as required by SECTION 10. All parts incorporated or installed in or attached or added to the Aircraft or such Engine as the result of such alteration, modification or addition shall, without further act, become subject to this Lease. Notwithstanding the foregoing sentence of this SECTION 6(E), so long as no Default or Event of Default shall have occurred and be continuing, Lessee may remove any Part; provided that (i) such Part is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Aircraft or any Engine at the time of delivery thereof hereunder or any Part in replacement of, or substitution for any such Part, (ii) such Part is not required to be incorporated or installed in or attached or added to the Aircraft or such Engine pursuant to the terms of this SECTION 6(E) and (iii) such Part can be removed from the Aircraft or such Engine without diminishing or impairing the value, utility, condition or airworthiness required to be maintained by the terms of this Lease that the Aircraft or such Engine would have had at such time had such removal not occurred. Upon the removal by Lessee of any Part as above provided, title thereto shall, without further act, vest in Lessee and such Part shall no longer be deemed part of the Aircraft or such Engine from which it was removed. Any Part removed by Lessee in any manner other than as above provided prior to the return of the Aircraft or such Engine to Lessor hereunder shall remain the property of Lessor.

            Notwithstanding anything herein to the contrary, Lessee shall be permitted to install and remove, at its sole cost and expense, new galleys, seats, video and entertainment systems and telephones, provided that Lessee shall store any galleys and video, entertainment and telephone systems currently installed on the Aircraft and removed therefrom by Lessee, in a safe manner and at its sole cost and expense and, provided, except as otherwise agreed between Lessee and Lessor, that any such equipment installed upon the Aircraft by Lessee is removed by Lessee at its sole cost and expense and Lessee shall return the Aircraft with the Lessor's equipment reinstalled thereon or, if lost or damaged, with the equivalent thereof, satisfactory to Lessor, and further provided that Lessee shall repair at its sole cost and expense and to Lessor's reasonable satisfaction, any damage to the Aircraft caused by or in connection with such installation and removal.


            7.     TITLE AND REGISTRATION; LIENS; POSSESSION.

                  (a) TITLE AND REGISTRATION. Lessee acknowledges and agrees that as between Lessee and Lessor, title shall at all times be and remain vested solely and exclusively in Lessor, and Lessee shall have no right, title or interest in the Aircraft except the right to use the Aircraft as provided herein. The Aircraft has been duly registered, and shall at all times during the Lease Term remain duly registered, in the name of Lessor under the laws of the United States, except as otherwise required by the Federal Aviation Act. Lessee, at its sole cost and expense, shall from time to time do or cause to be done any and all acts and things then required by law (including the Geneva Convention on the International Recognition of Rights in Aircraft, if applicable) or by practice, custom or understanding or as Lessor may reasonably request to protect, preserve and perfect Lessor's, rights and interests in the Aircraft and this Lease in the United States or in any other jurisdiction into or over which Lessee may operate the Aircraft or to which Lessee is subject. Without limiting the generality of the foregoing, if at any time any filing or recording is necessary or advisable to perfect, protect and/or preserve the rights and interests of Lessor in the Aircraft (including Engines and Parts) or this Lease, Lessee shall, at its own cost and expense, cause this Lease, financing statements with respect hereto, and any and all additional documents or instruments which shall be executed pursuant to the terms hereof or thereof, so far as permitted by applicable law, to be kept, filed and recorded and to be reexecuted, refiled and rerecorded at all times in the appropriate offices pursuant or in relation to the applicable laws and regulations of the United States, and shall furnish to Lessor an opinion of counsel and/or other evidence satisfactory to Lessor of such registrations, recordation and filings required hereunder.

                  (b) LIENS. Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Airframe or any Engine, title thereto or any Part or interest therein or in this Lease except (i) the respective rights of Lessor and Lessee as herein provided, (ii) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of SECTION 6(D), (iii) Lessor Liens, (iv) Liens for Taxes either not yet due or being contested in good faith (and, in respect of such contest, for the payment of which adequate reserves have been provided) by appropriate proceedings diligently pursued so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Airframe or any Engine or Part or interest therein and (v) materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet delinquent or is being contested in good faith (and, in respect of such contest, for the payment of which adequate reserves or other adequate provisions for payment by way of security or otherwise, have been provided) by appropriate proceedings diligently pursued so long as such proceedings do not involve any danger of the sale, forfeiture or loss of the Airframe or any Engine or Part or interest therein (each of the Liens referred to in clauses (i) to (v) being herein referred to as "PERMITTED Liens"). Lessee will notify, as soon as reasonably practicable, Lessor and shall promptly, at its sole cost and expense, take such action as may be necessary to discharge any such Lien not excepted above if the same shall arise at any time. Lessee hereby further agrees that no mechanics' or similar Lien for any labor, services or materials supplied directly by Lessee, shall attach to or otherwise affect the Aircraft, any Engine or any Part and Lessee hereby irrevocably waives disclaims and releases any such Lien.

                  (c) OPERATION, QUIET ENJOYMENT. Lessee shall not operate or locate the Aircraft, or suffer the Aircraft to be operated or located, (i) in violation of any applicable law or the Aircraft's certificate of airworthiness,
(ii) other than on regularly scheduled or charter commercial passenger or cargo flights between any points in the Americas except (inclusive of any landings) in Cuba except if otherwise required to ferry the Aircraft to an Approved Repair Facility, (iii) in any area excluded from coverage by any insurance required by the terms of SECTION 9, or (iv) in any recognized or threatened area of hostility without Lessor's written consent and unless fully covered to Lessor's satisfaction by war risk, confiscation and hijacking insurance. Lessee shall not use the Aircraft for testing or for training of flight crewmembers other than Lessee's own crewmembers. Except as otherwise provided herein, Lessee shall pay all costs incurred in the operation of the Aircraft during the Lease Term, for profit or otherwise, including the costs of flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, storage, landing and navigation fees, airport charges, passenger service and any and all other expenses of any kind or nature, directly or indirectly, in connection with or related to the use, movement and operation of the Aircraft. Provided no Default or Event of Default shall occur and be continuing, Lessor shall not take or cause or permit to be taken any action inconsistent with Lessee's right of quiet enjoyment of, or otherwise in any way interfere with or interrupt the continuing use, operation and possession of the Aircraft, the Airframe or any Engine by Lessee.

                  (d) POSSESSION. EXCEPT AS OTHERWISE PROVIDED IN THIS SECTION 7(D), LESSEE SHALL HAVE NO RIGHT WHATSOEVER TO SUBLEASE THE AIRCRAFT OR ANY
ENGINE TO ANY  PERSON  WITHOUT  HAVING  OBTAINED  THE PRIOR  WRITTEN  CONSENT OF

LESSOR. Lessor agrees that it will not unreasonably withhold its consent to a proposed sublease by Lessee. In addition and notwithstanding anything in this Lease to the contrary, Lessee will not in any manner without Lessor's prior written consent deliver, transfer or relinquish possession of the Aircraft, the Airframe or any Engine or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe; provided, that, so long as no Default or Event of Default shall have occurred and be continuing, and so long as the action to be taken shall not deprive Lessor of its interest in the Aircraft, Lessee may, from time to time, take any of the following actions:

                  (i) deliver  possession  of the  Airframe or any Engine to the manufacturer thereof or to any organization for testing, service, repair, maintenance or overhaul work on the Airframe or any Engine or any Part of any thereof or for alterations or modifications in or additions to such Airframe or any Engine to the extent required or permitted by the terms of SECTION 6(E); or

                  (ii) to the extent permitted by this SECTION 7(D), subject any appliances, parts or other equipment owned by Lessor and removed from the Airframe or any Engine to any pooling arrangement referred to in SECTION 6(D) of the Lease; or

                  (iii) install the Engines on any airframe owned or leased by Lessee; provided that, no lien shall attach to any such Engine by virtue of or in connection with such installation, and the owner, lessor, or any party having a security interest in any such airframe grants reciprocal rights to Lessor; and further provided that, Lessee shall maintain any and all insurance required to be maintained upon or in respect of the Engines hereunder at all times during the Lease Term and until redelivery of the same in the condition required in SECTION 10 hereof, or

                  (iv) transfer  possession of the Airframe or any Engine to any
            Government Entity of the United States pursuant to a sublease, a copy of which shall be promptly furnished to Lessor, provided that such sublease shall (A) not extend beyond the end of the Lease Term and (B) Lessee shall have delivered to Lessor signed copies of a notice of assignment of such sublease in favor of Lessor under the Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727, 41 U.S.C. Section 15) or any superseding or successor provisions thereto, and in compliance with the applicable provisions of 32 C.F.R. Section 7-103.8 and 41 C.F.R. Section 1-30.7, or superseding or successor laws and regulations, and Lessor may at any time when a Default or Event of Default shall have occurred and then be continuing, file such sublease and an original and three copies of such notice of assignment with the proper contracting and disbursing officers and otherwise comply with all applicable provisions of 32 C.F.R. Section 7-103.8 or any superseding or successor provisions thereto.

            Any "wet lease" or other similar arrangement under which Lessee maintains operational control of, and continues to maintain and insure the Aircraft, for a term not exceeding twelve (12) months (including all extensions and renewals), shall not constitute a sublease, transfer or relinquishment of possession for purposes of this SECTION 7(D). Lessee shall notify Lessor concurrently with entering into any "wet lease" with a term, including renewals of more than six (6) months.

            No sublease, transfer or relinquishment of possession of the Airframe or any Engine permitted under this SECTION 7(D) shall in any way discharge or diminish any of Lessee's obligations hereunder, or constitute a waiver of any of Lessor's rights and remedies hereunder. Notwithstanding any sublease, transfer or relinquishment of possession permitted under this SECTION 7(D), Lessee shall remain primarily liable hereunder for the performance of all of the terms of this Lease to the same extent as if any such transfer or relinquishment of possession had not occurred.

                  (e) IDENTIFICATION PLATES. Lessee shall at all times maintain in a prominent position in the cockpit of the Airframe and on each Engine the identification plates installed thereon or attached thereto. Lessee shall promptly replace any such identification plate that becomes illegible, lost, damaged or destroyed for any reason.

                  (f) REPORTING REQUIREMENTS. Commencing with a report furnished fifteen (15) days after the end of the calendar month of the Commencement Date, Lessee will furnish to Lessor a Monthly Report in the form attached hereto as EXHIBIT F, which report will include (i) the hours/cycles operated for the Airframe and each of the Engines (and their location by airframe). On at least a quarterly basis Lessee's report will also contain a list of those service bulletins, ADs and engineering modifications incorporated on the Aircraft. Each Monthly Report will be furnished within fifteen (15) days after the end of each calendar month, except that the Monthly Report pertaining to the last month (or any portion thereof) of the Lease Term will be furnished to Lessor on the last day of the Lease Term.

                  (g) INSPECTIONS. During the Lease Term Lessee shall furnish Lessor such information concerning the location, condition, use and operation of the Aircraft as Lessor may reasonably request. Lessee shall give Lessor reasonable prior notice of the anticipated date of any major maintenance checks, in order to enable Lessor to inspect the Aircraft (should it choose to do so) at the time and place such major checks occur. Lessor shall be entitled to have its technical representatives present during any major maintenance checks. On reasonable notice, Lessor and/or its authorized agents or representatives shall have the right to inspect the Aircraft and Aircraft documentation (whether in connection with scheduled major maintenance checks or otherwise) and/or make copies of the Aircraft documentation; provided, that such inspections do not unreasonably disrupt Lessee's commercial operations or operation of the Aircraft. Lessor shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of making or not making any such inspection or by reason of any reports it receives or any reviews it may make of the Aircraft records.


            8. LOSS, DESTRUCTION, REQUISITION, ETC. During the Lease Term except as otherwise expressly provided herein, Lessee shall bear the entire risk of loss of or damage to the Aircraft. Accordingly:

                  (a) EVENT OF LOSS WITH RESPECT TO THE AIRCRAFT. Upon the occurrence of an Event of Loss with respect to the Aircraft, Lessee shall forthwith (and, in any event, within seven (7) days after such occurrence) give Lessor written notice of such Event of Loss. On or before the earlier to occur of (x) the actual receipt by Lessee of any insurance proceeds in respect of such Event of Loss and (y) the one hundred twentieth (120th) day after the date of such Event of Loss, but in no case later than the last day of the Lease Term, Lessee shall pay to Lessor in immediately available funds the Stipulated Loss Value, whereupon (l) the obligation of Lessee to pay Basic Rent with respect to the Aircraft for any period commencing after the date of payment of such Stipulated Loss Value shall terminate; provided that Lessee shall remain liable for all payments of Basic Rent due on or before the date of such payment of Stipulated Loss Value, (2) the Lease Term shall end and (3) Lessor, after compliance by Lessee with all of its other obligations hereunder, including without limitation payment of Supplemental Rent then due, will cause Lessor to transfer to Lessee, without recourse or warranty, title to the Aircraft free and clear of Lessor Liens.

                  (b) EVENT OF LOSS WITH RESPECT TO AN ENGINE. Upon the occurrence of an Event of Loss with respect to an Engine only, Lessee shall give

Lessor prompt written notice thereof and shall, as soon as practical but in any event within one hundred twenty (120) days after the occurrence of such Event of Loss, convey or cause to be conveyed to Lessor, as replacement for the Engine with respect to which such Event of Loss occurred, title to a Replacement Engine free and clear of all Liens, other than Permitted Liens, and having a value, utility, mod status at least equal to, and of the same or improved model, service bulletin status, and maintenance status (I.E. total time, hours/cycles remaining until next inspection, overhaul or scheduled removal) and in at least as good operating condition as, the Engine with respect to which such Event of Loss occurred, assuming such Engine was of the value, utility and remaining life and in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss. Prior to or at the time of any such conveyance, Lessee, at its own expense, will promptly (i) furnish Lessor with a bill of sale, in form and substance satisfactory to Lessor, with respect to such Replacement Engine; (ii) cause a supplement hereto, in form and substance reasonably satisfactory to Lessor, subjecting such Replacement Engine to this Lease, to be duly executed by Lessee, and recorded pursuant to the Federal Aviation Act; (iii) furnish Lessor with such evidence of title to such Replacement Engine and of compliance with the insurance provisions of SECTION 9 with respect to such Replacement Engine as Lessor may reasonably request; (iv) furnish Lessor with an opinion of Lessee's counsel to the effect that title to such Replacement Engine has been duly conveyed to Lessor free and clear of all Liens, encumbrances and rights of others (except Permitted Liens) and is duly leased hereunder; (v) furnish Lessor with a certificate signed by a duly authorized financial officer or executive of Lessee certifying that Lessee's representations and warranties set forth in SECTION 11 are true and accurate on and as of said date as though made on and as of said date and that upon consummation of such replacement, no Default or Event of Default will exist hereunder; (vi) furnish Lessor with such documents and evidence with respect to Lessee as Lessor may reasonably request in order to establish the consummation of the transactions contemplated by this SECTION 8(B), the taking of all corporate proceedings in connection therewith and compliance with the conditions set forth in this SECTION 8(B), in each case in form and substance satisfactory to such party; (vii) furnish Lessor with a certificate of a duly authorized officer of Lessee to the effect that no Event of Default has occurred and is continuing; and (viii) furnish Lessor with Uniform Commercial Code financing statements covering such Replacement Engine. Upon full compliance by Lessee with the terms of this subparagraph (b), such Engine shall no longer be subject to the terms of this Lease and Lessor will transfer to Lessee title to the Engine with respect to which the Event of Loss occurred, without recourse or warranty (except that the Engine is free and clear of Lessor Liens) and shall cause Lessor to execute and deliver to Lessee an instrument releasing the Engine from the Lease. For all purposes hereof, each such Replacement Engine shall be deemed part of the property leased hereunder, shall be deemed an "Engine" as defined herein and shall be deemed part of the Aircraft as was the Engine replaced thereby. No Event of Loss covered by this SECTION 8(B) shall result in any reduction in Basic Rent. Notwithstanding the foregoing, if, as of the one hundred twentieth (120th) day following the occurrence of the Event of Loss, Lessee shall not have furnished a Replacement Engine as required hereunder and conforming to the requirements set forth above, at Lessor's option (i) Lessor shall extend the time period within which Lessee may perform its obligations to furnish a Replacement Engine hereunder, or, (ii) Lessee shall forthwith pay to Lessor, an amount equal to the Engine Loss Value and upon receipt of such payment Lessor shall, as soon as practicable but in any event prior to the end of Lease Term, lease to Lessee hereunder, a Replacement Engine complying with the conditions of this SECTION 8(B). Notwithstanding the provisions of SECTION 6(C) hereof any engine installed by Lessee on the Aircraft following an Event of Loss to an Engine may remain thereon until replaced by a Replacement Engine as hereinafter provided.

                  (c) APPLICATION OF PAYMENTS FROM GOVERNMENTAL Authorities. Any payments (other than insurance proceeds the application of which is provided for in SECTION 9) received at any time by Lessor or by Lessee from any Government Entity or other Person with respect to an Event of Loss resulting from the condemnation, confiscation, theft or seizure of, or requisition of title to or use of, the Aircraft or any Engine, other than a requisition for use by a Government Entity of the United States not constituting an Event of Loss, will be applied as follows:

                  (i) if such payments are received with respect to the Airframe or the Airframe and one or more Engines or engines installed on the Airframe, such payments shall be paid to or retained by Lessor and applied in reduction of Lessee's obligation to pay the Stipulated Loss Value, if not already paid by Lessee, or, if already paid by Lessee, shall be paid to or retained by Lessee and applied to reimburse Lessee for its payment of such Stipulated Loss Value, and the balance, if any, of such payment remaining thereafter shall be distributed to Lessee; and

                  (ii) if such  payments are received with respect to an Engine, such payments shall be held by the Lessor until (A) replacement of the Engine by Lessee by a Replacement Engine at which time said payments shall be paid to Lessee; (B) if Lessor shall have elected to provide a Replacement Engine as provided in SECTION 8(B) said payments shall be applied in reduction of Lessee's obligation to pay the Engine Loss Value, if not already paid by Lessee; or if already paid by Lessee, shall be paid to Lessee and applied to reimburse Lessee for its payment of such Engine Loss Value; and, (C) the balance, if any, of such payment remaining thereafter to Lessee.

                  (d) REQUISITION FOR USE OF THE AIRCRAFT. In the event of the requisition for use of the Aircraft by a Government Entity of the United States and one or more related Engines or engines during the Lease Term under circumstances not constituting an Event of Loss, Lessee shall promptly notify Lessor of such requisition. All of Lessee's obligations under this Lease with respect to such Aircraft including, but not limited to Lessee's obligation to pay Rent, shall continue to the same extent as if such requisition had not occurred. In the event of a breach of Lessee's obligations pursuant to this
SECTION 8(D), all payments received by Lessor or Lessee from such Government Entity for the use of such Aircraft and Engines or engines shall be paid over to, or retained by, Lessor to the extent of Lessee's obligations under this Lease.

                  (e) QUIET  ENJOYMENT.  Notwithstanding  the provisions of this
SECTION 8, if (i) Lessee has been deprived of both use and possession of the Aircraft or any Engine or Part thereof solely as a result of the breach by Lessor of its covenant of quiet enjoyment set forth herein and (ii) Lessee shall have provided Lessor written notice to the effect that Lessee has been deprived of such use and possession and that Lessee intends to cancel its insurance with respect to the Aircraft or any such Engine or Part on a date specified in such notice (which date shall not be earlier than thirty (30) days after the date of Lessor's receipt of such notice), then, from and after the date so specified, but only during the period that Lessee shall continue to be deprived of both use and possession of the Aircraft or such Engine or Part (the "Suspension Period"),
(A) Lessor shall bear the entire risk of loss or damage thereof (other than loss or damage caused by an act or omission of Lessee during the Suspension Period), and (B) Lessee shall be relieved of its obligation to maintain insurance, as set forth in SECTION 9 hereof, with respect thereto. In the event of an Event of Loss of the Aircraft during any such period, the Lease shall terminate and, upon such termination (i) the Aircraft shall be deemed to have been redelivered to Lessor in the condition required as of the date on which such deprivation of use or possession first occurred, (ii) Lessee shall be relieved of all further obligations hereunder except such as are expressly stated to survive the termination of this Lease and (iii) Lessor shall, return the Security Deposit to Lessor as provided in SECTION 3. In the event of an Event of Loss with respect to an Engine not involving an Event of Loss with respect to the Airframe during any such period, Lessor shall at its sole cost and expense, as soon as practicable but in any event within 120 days after the date of such Event of Loss, provide a Replacement Engine complying with all terms of this Lease and meeting all conditions otherwise imposed hereunder on Lessee in the event of an

Event of Loss with respect to an Engine. Immediately upon Lessee being restored use and possession of the Aircraft or any Engine or Part with respect to which the risk of loss shall have passed from Lessee to Lessor in accordance with this
SECTION 8(E), the entire risk of loss thereof shall again be borne by Lessee in accordance with the terms of this Lease.

            9. INSURANCE. Except as otherwise set forth in SECTION 8(E) hereof in respect of any Suspension Period, Lessee, at its sole cost and expense, shall maintain or cause to be maintained throughout the Lease Term and until the return of the Aircraft to Lessor in such condition as is required under SECTION 10 hereof with insurers of recognized responsibility and good repute and under policies reasonably satisfactory to Lessor all such insurance as is required to be procured and maintained pursuant to this SECTION 9. Such insurance shall include:

                  (a) LIABILITY. Public liability (including, without limitation, aircraft third-party, baggage, cargo, contractual and passenger legal liability including war risks), property damage liability insurance with respect to the Aircraft and general airline third party legal liability (including products liability insurance) with insurers of recognized responsibility and good repute specializing in aviation insurance in the leading international markets, in form satisfactory to Lessor and in amounts at least equal to the greater of (a) [ ]* Dollars (US$[ ]*) per occurrence subject to no deductible except deductibles as to baggage and cargo that are standard in the airline industry in respect of carriers operating in the countries in which Lessee operates and (b) the amount of such insurance carried by Lessee applicable to other aircraft of similar type in Lessee's fleet.

                  (b) OTHER INSURANCE. (i) all-risk (including, without limitation, ground and flight) aircraft hull insurance with respect to the Aircraft in an amount which shall not at any time while the Aircraft is subject to this Lease be less than Stipulated Loss Value;

                  (i) hull war-risk insurance with respect to the Aircraft in an amount which shall not be less than the Stipulated Loss Value of the Aircraft; provided, further, however, that such insurance shall include but not be limited to, coverage against (1) war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power or attempts at usurpation of power, (2) strikes, riots, civil commotions or labor disturbances, (3) any act of one or more persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting therefrom is accidental or intentional, (4) any malicious act or act of sabotage, (5) confiscation, nationalization, seizure, restraint, detention, appropriation, requisition of title or use (other than requisition for use by a Government Entity of the United States) by or under the order of any government (whether civil, military or de facto) or any public or local authority and (6) hijacking or any unlawful seizure or wrongful exercise of control of the Aircraft or crew in flight (including any attempt at such seizure or control) made by any person or persons on board the Aircraft acting without the consent of Lessee;

                  (ii) all-risk  (including,  without limitation,  fire, transit and extended coverage) insurance, and war-risk insurance of the type specified in SECTION 9(B)(II) to the extent available, with respect to each Engine when not installed on the Airframe in an amount not less than the Engine Loss Value of such Engine;

                  (iii) such  other  insurance  as Lessee  carries in respect of other similar aircraft in its fleet.

      Notwithstanding anything in the foregoing to the contrary, no insurance shall have a deductible in excess of $[ ]*.

                  (c) TERMS OF INSURANCE.

                  (i) Without  limiting any of Lessee's  obligations  hereunder, any policies carried in accordance with SECTION 9(A) of this Lease covering the Aircraft or the Engines and any policies taken out in substitution or replacement for any such policies shall:

                        (A) insure  the  interests  of,  and name as  additional
                  insureds, each Indemnitee (the "ADDITIONAL INSUREDS") and provide that the Additional Insureds bear no liability for the payment of premiums;

                        (B) provide that if the insurers  cancel such  insurance
                  for any reason  whatever,  or the same is allowed to lapse for nonpayment of premium, or if there is any alteration, termination, or cancellation (whether by Lessee or any other Person and for whatever reason) of the insurance, such cancellation, lapse, alteration, termination or cancellation shall not be effective as to the Additional Insureds for thirty (30) days (with respect to war risk insurance seven (7) days or the maximum shorter or longer period available in the market for any portion of the required war risk coverage) after receipt by such Additional Insureds of notice from such insurers thereof;

                        (C) provide that in respect of the interest of Lessor and each other Additional Insured in such policies, such insurance shall not be invalidated by any action or inaction of Lessee or any other Person and shall insure Lessor's and the Additional Insureds' interests, regardless of any breach or violation by Lessee or any other Person of any warranties declarations or conditions contained in such policies;

                        (D) shall  contain a waiver by the  insurers  of (i) all
                  rights of subrogation against any and all of the Additional Insureds and (ii) any rights of set-off, counterclaim or any other deductions whether by attachment or otherwise, which they may have against any Additional Insured;

                        (E) shall be primary and without  right of  contribution
                  from any other insurance carried by any of the Additional Insureds, and shall expressly provide that all of the provisions provide that all of the provisions thereof (except limits of liability) shall operate in the same manner as if there were a separate policy covering each Additional Insured; and

                        (F) shall,  with respect to hull risk, hull war risk and
                  allied perils insurance, include a 50%-50% provision.

                  (ii) Any policies  carried in accordance  with SECTION 9(B) of this Lease covering the Aircraft or the Engines and any policies taken out in substitution or replacement for any such policies shall:

                        (A) insure  the  interests  of,  and name as  additional
                  insureds, each Indemnitee (the "ADDITIONAL INSUREDS") and provide that the Additional Insureds bear no liability for the payment of premiums;

                        (B) be made  payable in the United  States to the extent
                  of the Stipulated Loss Value to KGAL, as sole "loss payee" (except that proceeds with respect to partial loss or damage of less than $[ ]* shall be payable to Lessee subject to the last sentence of SECTION 9(D));

                        (C) provide that if the insurers  cancel such  insurance
                  for any reason  whatever,  or the same is allowed to lapse for nonpayment of premium, or if there is any alteration, termination or cancellation (whether by Lessee or any other Person and for whatever reason) of the insurance, such cancellation, lapse, alteration, termination or cancellation shall not be effective as to the Additional Insureds for thirty (30) days (with respect to war risk insurance seven (7) days or the maximum shorter or longer period available in the market for any portion of the required war risk coverage) after receipt by such Additional Insureds of notice from such insurers thereof;

                        (D) provide that in respect of the interest of Lessor and each other Additional Insured in such policies, such insurance shall not be invalidated by any action or inaction of Lessee or any other Person and shall insure Lessor's and the Additional Insureds' interests, regardless of any breach or violation by Lessee or any other Person of any warranties declarations or conditions contained in such policies;

                        (E) shall contain a waiver by the insurers of all rights
                  of subrogation against any and all of the Additional Insureds; and

                        (F) shall be primary and without  right of  contribution
                  from any of the Additional Insureds; and

                  (iii) All amounts payable under policies carried in accordance with this SECTION 9 shall be paid in immediately available, freely transferable Dollars in the United States. In the case of a lease or contract with the United States or any Government Entity thereof in respect of the Aircraft, a valid agreement duly assigned to Lessor to indemnify Lessee against the same risks that Lessee is required under SECTION 9(B) to insure against by the United States or such Government Entity in an amount at least equal to the Stipulated Loss Value shall be considered adequate insurance with respect to the Aircraft to the extent of the risks and in the amounts that are the subject of any such agreement to indemnify.

                  (iv) All insurance maintained pursuant to this SECTION 9 shall be (A) maintained with recognized aircraft and aviation insurance companies in the United States or international markets that normally participate in aviation insurance or (B) supported by 99% reinsurance issued by recognized aircraft and aviation insurance companies in the international markets that normally participate in international aviation insurance. Any such reinsurance shall be with insurers, in form and in amounts reasonably satisfactory to Lessor and shall be subject to "cut through" endorsements or other endorsements or agreements satisfactory in form and substance to Lessor which shall provide that all payments under such reinsurance in respect of losses shall be paid (x) in the case of insurance maintained pursuant to SECTION 9(A) hereof, to the applicable
            Additional Insured or (y) in the case of insurance maintained pursuant to SECTION 9(B) hereof, to KGAL as sole "loss payee" (except as provided in SECTION 9(C)(II)(B)) and not to any such primary insurance company.

                  (d) APPLICATION OF INSURANCE. All insurance or indemnity payments received as the result of the occurrence of an Event of Loss with respect to the Airframe or an Engine will be applied as follows:

                  (i) if such payments are received with respect to the Airframe, the Engines or engines installed thereon, such payments shall be applied in the following order of priority: (A) to Lessor in the amount required to be paid by Lessee pursuant to SECTION 8(A), which amount shall be applied in reduction of Lessee's obligation to pay such amount if not already paid by Lessee or, to the extent such amount has been paid by Lessee to Lessor, to Lessee to reimburse Lessee for its payment thereof and (B) to Lessee the balance, if any, of such payment; and

                  (ii) if such  payments are received with respect to an Engine, such payments shall be held by the insurer until (A) replacement of the Engine by Lessee by a Replacement Engine at which time said payments shall be paid to Lessee; (B) if Lessor shall have elected to provide a Replacement Engine as provided in SECTION 8(B) said payments shall be paid to Lessor to be applied in reduction of Lessee's obligation to pay the Engine Loss Value, if not already paid by Lessee, or if already paid by Lessee, shall be paid to Lessee and applied to reimburse Lessee for its payment of such Engine Loss Value; and (C) the balance of such payment, if any, to Lessee.

            The insurance payments with respect to any property damage loss not constituting any Event of Loss with respect to the Airframe or an Engine will be paid to Lessor and applied by Lessor in payment (or to reimburse Lessee) for repairs to or replacement of property in accordance with the terms of SECTION 6(C) against evidence satisfactory to Lessor that such repairs and replacement have been made, or, if such repairs or replacement have already been paid for by Lessee, to reimburse Lessee therefor, and any balance remaining after compliance with such Section with respect to such loss shall be paid to Lessee. Any amount referred to in the preceding sentence or in paragraph (i) or (ii) of this
SECTION 9(D) that is payable to Lessee shall not be paid to Lessee if at the time of such payment an Event of Default or Default shall have occurred and be continuing, but shall be held by Lessor as security for and may be applied to the obligations of Lessee under this Lease and, at such time as there shall not be continuing any such Default or Event of Default, such amount not previously so applied shall be paid to Lessee. Notwithstanding the provisions of this paragraph, payments in respect of partial losses of less than [ ]* Dollars (US$[ ]*) shall be paid directly to Lessee to be applied by Lessee toward the cost of repair or replacement of such property in conformity herewith.

                  (e) REPORTS. On or before the Commencement Date, Lessee will furnish or cause to be furnished to Lessor a report signed by a firm of independent aircraft insurance brokers, appointed by Lessee and acceptable to Lessor, stating the opinion of such firm that the insurance then carried and maintained on the Aircraft complies with the terms hereof. Lessee will cause such firm to advise Lessor and each other Additional Insured in writing promptly of any default in the payment of any premium, of any other act or omission on the part of Lessee of which such firm has knowledge that might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft and of each claim made by Lessee in respect of the Aircraft. Lessee will also cause such firm to advise Lessor and each other Additional Insured in writing at least thirty (30) days prior to the expiration or termination of any insurance carried and maintained on the Aircraft pursuant to this SECTION 9.

                  (f) FAILURE TO INSURE.  In the event that Lessee shall fail to maintain or cause to be maintained insurance as herein provided, Lessor may, at its option, but without liability to Lessee for failure to do so, provide such insurance and, in such event, Lessee shall, upon written demand, reimburse Lessor for the cost thereof as Supplemental Rent. At any time while such failure is continuing, Lessor may require the Aircraft to remain at any airport or (as the case may be) proceed to and remain at any airport within the United States as designated by Lessor, until such failure is remedied to Lessor's satisfaction.

                  (g) ADDITIONAL INSURANCE. Nothing contained in this Lease shall prevent Lessor or Lessee, each at its own expense and for its exclusive benefit, from carrying insurance covering the Aircraft in addition to the insurance required under this SECTION 9 (any such additional insurance, "ADDITIONAL INSURANCE"); provided, however, that such Additional Insurance shall be excess and non-contributory to the insurance required to be procured and maintained by Lessee hereunder. The insurance payments for any property damage loss covered by Additional Insurance shall be paid directly to the party carrying such Additional Insurance. Lessee may carry hull all risks or hull war and allied perils on the Aircraft in excess of the Stipulated Loss Value only to the extent such excess insurance which would be payable to Lessee following an Event of Loss does not prejudice the insurances required herein or the recovery by Lessor thereunder. Lessee agrees that it will not create or permit to exist any Liens (other than Lessor Liens) over the insurances required hereunder, or its interest therein, except as constituted by this Lease.

                  (h) NOTICE OF CLAIMS. Lessee shall give Lessor notice in writing of any claim or request for payment of an amount in excess of $[ ]* under any physical damage insurance policy required to be maintained hereunder promptly (but in any event within five (5) days) of the filing of such claim or request for payment.

                  (i) STIPULATED LOSS VALUE. At any time following the first anniversary of the Commencement Date, Lessee may propose a revision to the Stipulated Loss Value Schedule set forth as Schedule I hereof, and, upon receipt of any such proposal, Lessor and Lessee shall negotiate in good faith a revised
Schedule I of this Lease.


      10. RETURN OF AIRCRAFT. The provisions of this SECTION 10 shall apply to any return of the Aircraft to Lessor upon termination of this Lease (including, without limitation, such return resulting from an Event of Default); provided, that if this Lease is terminated pursuant to SECTION 14 and the Aircraft is repossessed by Lessor, any action that is required to be taken by Lessee pursuant to this SECTION 10 prior to the return of the Aircraft shall be taken immediately after the return of such Aircraft.

                  (a) REDELIVERY UPON TERMINATION. On the date of termination of this Lease, except as otherwise provided pursuant to SECTION 8(E) hereof, Lessee shall at its sole cost and expense, return the Aircraft to Lessor, at the Lessee's facilities in Colorado Springs, Colorado or at those of its FAA approved maintenance provider performing the pre-redelivery "C" check (provided that if this Lease shall be terminated as a result of a default by Lessee under the Lease the Aircraft shall be returned to a point in the United States reasonably requested by Lessor). At the time of return of the Aircraft to Lessor, Lessor and Lessee shall execute a Return Acceptance Receipt in substantially the form of EXHIBIT C hereto.

                  (b) CONDITION OF AIRCRAFT 3/4 GENERAL. The Aircraft at the time of its return to Lessor shall have been maintained and repaired in accordance with the Maintenance Program as if such Aircraft were to be kept in further service by Lessee, shall be free and clear of all Liens (other than Lessor Liens) and shall meet the following requirements:

                  (i) The Aircraft shall be in good operating condition with all of the Aircraft equipment, components and systems functioning in accordance with Manufacturer's limitations, irrespective of deviations or variations authorized by the Minimum Equipment List or Configuration Deviation List prepared and authorized by the Manufacturer or authorized by the FAA.

                  (ii) The interior of the Aircraft shall be in as good condition as upon delivery (normal wear and tear excepted).

                  (iii) The brakes  and tires  shall  have a  remaining  life at least equal to the remaining life of the brakes and tires installed upon the Aircraft as of March 6, 1996.

                  (iv) The Aircraft shall be clean by  international  commercial airline standards.

                  (v) The  Aircraft  shall have,  and be in  compliance  with, a current valid standard certificate of airworthiness issued by the FAA and shall meet the requirements of FAR Part 121 as applied to Lessee's then current operations without any corrections, repairs, modifications, alterations or overhauls having to be performed to meet such standards and rules.

                  (vi) The  Aircraft  shall have had  accomplished  thereon,  at
            Lessee's sole cost and expense, on a terminating action basis, and be in compliance with all outstanding airworthiness directives and mandatory service bulletins issued by the FAA affecting the Aircraft that have an effective date for compliance prior to, or sooner than one hundred eighty (180) days after the return date of the Aircraft. In the event Lessee has obtained a waiver or deviation from the FAA from having to comply with any such FAA airworthiness directives and mandatory service bulletins Lessee shall, irrespective of such waiver or deviation, comply with all such mandatory orders, airworthiness, directives, service bulletins and instructions covered by such waiver or deviation prior to return of the Aircraft to Lessor.

                  (vii)  All  outstanding   pilot   discrepancies  and  deferred
            maintenance items shall have been cleared on a terminating action basis.

                  (viii) The Aircraft  shall have had  accomplished  thereon the cleaning and treating of all mild and moderate corrosion and correcting of all severe or exfoliated corrosion in accordance with the provisions of the Manufacturer's Maintenance Planning Document, Corrosion Prevention Manual or 737 Structural Repair Manual criteria, in each case, without discrimination as between the Aircraft and Lessee's other Boeing 737-300 aircraft.

                  (ix) Except as otherwise permitted in SECTION 6(E) hereto, the
            Aircraft shall be in the same configuration and condition with all equipment installed therein as that in which the Aircraft was delivered to Lessee by Lessor under this Lease, excepting only ordinary wear and tear, replacements and substitute parts and equipment as may have been properly made by Lessee pursuant to this Lease.

                  (x) The  Aircraft  will be free  of  fuel,  oil and  hydraulic leaks. Any temporary fuel leak repairs will have been replaced by permanent repairs.

                  (xi) The Aircraft fluid reservoirs  (including oil, hydraulic, water and waste tanks) will be serviced to full in accordance with Manufacturer's instructions, and each fuel tank shall contain at least the quantity of fuel as was contained therein when the Aircraft was delivered to Lessee on the Commencement Date; or, in the case of any deficiency, Lessee shall pay Lessor for such deficiency at Lessor's then current cost of fuel.

                  (xii) No special or unique  Manufacturer,  Engine manufacturer or FAA inspection or check requirements which are specific to the Aircraft or Engines and have which arisen during the Lease Term (as opposed to all aircraft or engines of their types) will exist with respect to the Airframe, Engines and Aircraft equipment, components and systems.

                  (xiii) All repairs,  modifications and alterations made to the
            Aircraft or the addition or removal of equipment, systems or components will have been made in accordance with FAA-approved data and properly documented in accordance with the rules and regulations of the FAA.

                  (xiv) No Part or component of the Airframe shall be older than the Airframe.

            (c) Condition of Airframe. The Airframe at the time of its return to Lessor shall have a currently effective U.S. certificate of airworthiness, shall meet the requirements of FAR 121 as applied to Lessee's then current operations, shall meet the requirements and shall have such hours and cycles remaining under the Maintenance Program as set forth below:

                  (i) The Airframe  shall have  accomplished  the next  complete structural and systems "C" check sufficient to clear the Aircraft for 3,000 hours, 3,000 cycles or, at least twelve (12) months of operations determined with reference to the Maintenance Program.

                  (ii) The  installed  main  landing  gear and nose landing gear shall each have at least 8,000 hours or 4,000 cycles remaining before overhaul.

                  (iii) Perform an internal and external corrosion inspection as required pursuant to the pre-return "C" check as per the Maintenance Program and CPCP and correct any discrepancies in accordance with the recommendations of Manufacturer and the Structural Repair Manual.

                  (iv) Remove Lessee's exterior markings, including all exterior paint and decals, by scuff/sanding the paint from the Airframe and repaint the Airframe white.

                  (v) Permanently repair in accordance with Manufacturer's Structural Repair Manual damage to the Aircraft that exceeds Manufacturer's limits and replace any non-flush structural patch repairs installed on the Airframe by Lessee, unless otherwise recommended by Manufacturer, if required by Manufacturer's maintenance and repair guidelines with flush-type repairs.

                  (d) CONDITION OF CONTROLLED COMPONENTS. Each life-limited part or component and aircraft hour and/or cycle controlled components of the Aircraft and of each Engine at the time of redelivery of the Aircraft to Lessor shall have remaining at least 3,000 hours and/or 3,000 cycles, whichever is more limiting, between scheduled removals for overhaul, testing, or disassembly. All components controlled on a calendar basis shall have remaining at least 12 months before scheduled removal for testing or overhaul. Such hour/cycle or calendar controlled components are defined as those components controlled under the Maintenance Program. However, if the component or part has a check interval limit that is less than the above stated hours, cycles or calendar time limit requirement, the check interval limit shall prevail.

                  (e) CONDITION OF ENGINES. (i) Each Engine at the time of return to Lessor whether or not installed on the Airframe shall have been maintained on an "on-condition" program.

                  (i) Each  Engine  shall have no more cycles or hours since the last shop visit for full performance restoration, as described in the Aviall Caledonian Workscope definitions, than such Engine had when delivered.

                  (ii) Lessee shall perform a full and complete video  borescope on each Engine and its modules in accordance with the Engine manufacturer's maintenance manual, with Lessor or its representatives entitled to be present. Lessee will provide evidence to Lessor's satisfaction that such inspection does not reveal any condition which would cause the Engine or any module to be unserviceable, beyond serviceable limits, or serviceable with limitations under the Engine manufacturer's maintenance manual. Lessee will correct any discrepancies in accordance with the guidelines set out by the Engine manufacturer which may be discovered during such inspection.

                  (iii) Each Engine shall have an exhaust gas temperature margin remaining of 15 degrees or higher and shall, at a minimum, meet all the requirements of the maximum power assurance run criteria for CFM 56-3B2 engines.

                  (iv) The Aircraft shall be capable of certificated, full rated performance without limitations throughout the entire operating envelope as defined in the Manufacturer's flight manual applicable to the Aircraft which performance compliance will be demonstrated at the time of the demonstration flight referred to in SECTION 10(H) and/or by on-wing static inspection and testing of the powerplants (engines, nacelles and accessories) in accordance with the maintenance manual applicable to such Engine, at Lessor's option.

                  (v) The auxiliary power unit or units installed in the Aircraft at the time of return to Lessor shall have no more than 500 Flight Hours since the last overhaul as per the Garret Workscope definition, shall be in good operating condition and shall have a borescope inspection and "on-condition" check performed in accordance with the Maintenance Program. Satisfactory evidence shall be provided to Lessor reflecting the correction of any discrepancies found during such inspection or such check, as the case may be.

                  (f) GROUND INSPECTION BY LESSOR. The Aircraft (including the Aircraft documentation and other related documents to be returned therewith as provided in SECTION 10(L)) shall be made available to Lessor for ground inspection by Lessor at Lessee's facilities or those of its FAA approved maintenance provider during the pre-redelivery "C" check. Such inspection shall commence not less than seven working days prior to the date of return of the Aircraft to Lessor. Lessee shall remove the Aircraft from scheduled service and open the areas of the Aircraft as required to perform the necessary checks as contemplated by this Lease and shall allow Lessor to accomplish its inspection in order to determine that the Aircraft (including the Aircraft documentation) and other related documents are in the condition set forth in SECTION 10. During such pre-redelivery "C" check, Lessor's personnel shall have the right to reasonably request that adjacent additional panels or areas be opened in order to allow further inspection by Lessor personnel. Lessee shall promptly correct any discrepancies from the condition required by the provisions of SECTION 10 that are observed during such inspection and are communicated by Lessor to Lessee.

                  (g) OPERATIONAL GROUND CHECK. Promptly after completion of any corrections required under SECTION 10(F), Lessee shall conduct an operations ground check (including an engine power assurance run and a flight control operational and rigging check) in accordance with the Manufacturer's maintenance manual criteria for the purpose of demonstrating that each of the following systems meet applicable manufacturer's criteria: (i) full fuel tank leak check;
(ii) altimeter calibration; (iii) ATC transponder system operational check; (iv) audible ignition check (both systems); (v) pilot and static systems check; (vi) hydraulic system internal leak check; and (vii) brake wear check. Promptly after the operational ground check, Lessee shall repair any discrepancies resulting therefrom.

                  (h) DEMONSTRATION FLIGHT. Promptly after completion of any corrections required under SECTIONS 10(F) and 10(G), the Aircraft shall be flown by Lessee, using qualified flight test personnel and the applicable Manufacturer's test flight document, for approximately one and one-half hours for the purpose of demonstrating to Lessor the satisfactory operation of the Aircraft and its equipment. During such test flight, command, care, custody and control of the Aircraft shall at all times remain with Lessee. Representatives of Lessor may participate in such flight as observers. A qualified pilot designated by Lessor shall occupy the cockpit observer's seat as an observer during such demonstration flight. Upon completion of such demonstration flight, the representatives of Lessee and Lessor participating in such demonstration shall agree in writing upon any discrepancies in the Aircraft required to be corrected by Lessee in order to comply with the provisions of this SECTION 10 and Lessee shall promptly correct any such discrepancies. Subsequent to corrections of such discrepancies, Lessor shall inspect and technically accept the Aircraft for redelivery subject to the requirements of this SECTION 10(H) and SECTIONS 10(I) and (J) below. If any of the discrepancies referred to in SECTIONS 10(F) and 10(G) or this SECTION 10(H) continue to persist, Lessor may, at its option, agree to accept redelivery of the Aircraft and apply the procedure set forth in SECTION 10(J) for such discrepancies.

                  (i) FERRY FLIGHT. Upon completion of the demonstration flight and after Lessee has corrected discrepancies as required to comply with the provisions of this SECTION 10, or Lessor has agreed to apply the procedure set forth in SECTION 10(J), the Aircraft shall be ferried by Lessee to the redelivery point set forth in SECTION 10(A) hereof. Lessee shall, at the Lessor's request, ferry the Aircraft from the redelivery point set forth in
SECTION 10(A) hereof to any other location within the 48 contiguous United States of America, as may be designated by the Lessor, at the Lessor's expense.

                  (j) DEFERRED DISCREPANCY CORRECTION. Any discrepancies found during the ground inspection, operational ground check, demonstration flight and ferry flight provided for in SECTIONS 10(F), 10(G), 10(H) and 10(i), respectively, that were not corrected by Lessee prior to return of the Aircraft to Lessor may be corrected by Lessor or its designee after return of the Aircraft and Lessee shall reimburse Lessor for the expenses incurred by Lessor or its designee for accomplishing such discrepancy corrections. Lessee shall pay Lessor for such expenses incurred within thirty (30) days of the date of Lessor's invoice therefor.

                  (k) FLIGHT COST.  All flights  pursuant to SECTIONS  10(H) and
10(I) shall be made at Lessee's expense and Lessee shall pay or reimburse Lessor for any costs associated with such flights including, but not limited to, costs for fuel, oil, airport fees, insurance, takeoff/landing fees, airway communication fees and ground handling fees.

                  (l) AIRCRAFT DOCUMENTATION. Lessee shall return to Lessor at the time the Aircraft is returned to Lessor, all of the Aircraft records documents, manuals and data provided to Lessee by Lessor prior to, on or after the Commencement Date, updated and maintained by Lessee through the date of return of the Aircraft. In addition, Lessee shall also provide Lessor at the time the Aircraft is returned to Lessor with all records, documents, manuals authorizations, drawings and data, in each case in the English language, that were developed or caused to be developed by Lessee and/or required by the appropriate governmental agency having jurisdiction updated and maintained by Lessee for the Aircraft through the date of return of such Aircraft. Any such
Aircraft documentation not already owned by Lessor, when delivered to Lessor pursuant to this SECTION 10(L), shall thereupon become the property of Lessor. In the event Lessor requires copies of any of such Aircraft documentation prior to the return of the Aircraft to Lessor to enable Lessor to plan or accomplish modifications, recertification, sale, lease or other disposition of or utilization of the Aircraft upon such return, Lessee shall, promptly upon receipt of each such Lessor request, provide to Lessor a reasonable number of copies of such Aircraft documentation requested by Lessor at Lessor's sole cost and expense.

                  (m) SERVICE BULLETIN KITS. All vendor and Manufacturer supplied mandatory service bulletin kits delivered to Lessee for the Aircraft but not installed therein shall be returned with the Aircraft, as part of the Aircraft at the time of the return of the Aircraft, and shall be loaded by Lessee on board the Aircraft as cargo. Title to such kits shall pass to Lessor concurrently with the delivery of the Aircraft to Lessor.

                  (n) NON-U.S. MANUFACTURED ITEMS. Lessee shall provide to Lessor at the time of the return of the Aircraft a complete list, describing by Part number and name, of all non-United States manufactured equipment, components and parts, if any, installed on such Aircraft by Lessee during the Lease Term. Such list shall include quantity, the acquisition price and the manufacturer's name and country in respect of each such item.

                  (o) LESSEE'S CONTINUING OBLIGATIONS. In the event that Lessee does not return the Aircraft to Lessor upon termination of this Lease (including, without limitation, any termination resulting from an Event of Default by Lessee) and in the condition required herein for any reason, the obligations of Lessee under this Lease shall continue; provided, however, that such failure to return the Aircraft to Lessor in such condition shall not be the result of a breach by Lessor of its covenant of quiet enjoyment which has resulted in Lessee having been deprived of use and possession of the Aircraft immediately prior to such termination, in which case the Aircraft shall be returned in its then condition provided that, immediately prior to such breach by Lessor of its covenant of quiet enjoyment such Aircraft shall have been in such condition as to meet the requirements of SECTION 8 hereof but for such breach. Such continuation of Lessee's obligations shall not be considered a renewal of the terms of this Lease or of Lessee's rights to use the Aircraft, an extension of the Lease Term or a waiver of any Default or Event of Default or an right of Lessor hereunder. Until such time as the Aircraft is redelivered to Lessor as required herein, Lessee agrees, during the first thirty (30) days following the termination hereof, to pay Basic Rent with interest at the Post-Default Rate and thereafter to pay twice the amount of Basic Rent for each day from such thirtieth (30th) day after the termination hereof until redelivery of the Aircraft in the condition required hereunder (the monthly Basic Rent payable being prorated based on the actual number of days in the applicable month).

            11.    REPRESENTATIONS,   WARRANTIES   AND  COVENANTS  OF  LESSEE.
Lessee represents and warrants to, and covenants with Lessor as follows:

                  (a) Lessee (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, (ii) has full corporate power and authority and legal right to own its properties and to carry on its business as presently conducted and to perform its obligations under this Lease, (iii) is the holder of an air carrier certificate duly issued pursuant to the Federal Aviation Act and such certificate is in full force and effect, and (iv) holds all material licenses, certificates and permits from all Government Entities of the United States and other jurisdictions necessary for the conduct of its business as now conducted and for the operation of the Aircraft.

                  (b) The execution, delivery and performance of this Lease has been duly authorized by all necessary corporate action of Lessee, and does not and will not (i) result in the violation of the provisions of the charter documents or bylaws of Lessee as in effect on the date hereof, (ii) require stockholder approval or approval or consent of any trustee or holders of any indebtedness of Lessee, except such approvals which have been obtained and are in full force and effect, (iii) contravene any law, rule or regulation or any order of any Government Entity binding on Lessee, or (iv) conflict with or result in a breach of any terms or provisions of or constitute a default under, or result in or require the creation or imposition of any Lien upon any material property or assets of Lessee under, any material indenture, mortgage or other agreement or instrument as in effect on the date hereof to which Lessee is a party or by which it or any of its property is bound, or any applicable law, rule or regulation, judgment, order or decree of any Government Entity or court having jurisdiction over Lessee or any of its properties.

                  (c) No authorization, approval, consent, license or order of, or registration with, or the giving of notice to, or the taking of any other action in respect of, any Government Entity is required for the valid authorization, execution, delivery and performance by Lessee of this Lease or the consummation of any of the transactions contemplated hereby, except (i) approvals, authorizations, consents, licenses, certificates and orders of the FAA and any other regulatory authority having jurisdiction with respect to the ownership, use and operation of the Aircraft and the transactions contemplated hereby, all of which have been (or on the Delivery Date will have been) duly obtained and are (or will on the Delivery Date be) in full force and effect,
(ii) the filing of this Lease or other necessary documentation with the civil aviation authority of each country (other than the United States) in which the Aircraft may be operated or located which filings have been made, or will be made as to each such country prior to such Aircraft being operated or located in such country and (iii) any normal periodic and other reporting requirements and renewals and extensions of any of the foregoing, in each case to the extent required to be given or obtained only after the Delivery Date.

                  (d) Except for (i) the filing and recording pursuant to the Federal Aviation Act of this Lease, (ii) the filing of duly executed financing statements naming Lessee as debtor and Lessor as secured party (and continuation statements with respect to such financing statements) with the Secretary of State of the State of Colorado and, if applicable, the appropriate filing authority in El Paso County Colorado and (iii) the retention by Lessor of the original counterpart of the Lease to the extent, if any, that the Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no further action, including any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction), is necessary in order to establish and perfect Lessor's title to the Aircraft as against Lessee and any third parties in any applicable jurisdictions in the United States.

                  (e) This  Lease  constitutes  the  legal,  valid  and  binding obligation of Lessee, enforceable against Lessee in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and, to the extent that certain remedies require or may require enforcement by a court of equity, by such principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) as a court having jurisdiction may impose.

                  (f) There are no suits or proceedings pending or, to Lessee's knowledge, threatened in any court or before any Government Entity against or affecting Lessee that would, if adversely determined, (i) prevent or adversely affect Lessee's ability to perform its obligations under this Lease or (ii) materially adversely affect the financial condition or operations of Lessee and its consolidated subsidiaries, taken as a whole.

                  (g) The chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) of Lessee and the office where Lessee will keep its corporate records concerning the Aircraft is located in El Paso County, Colorado. Lessee will notify Lessor thirty (30) days in advance of moving either such office to another location.

                  (h)    [Intentionally left blank.]

                  (i) Neither Lessee nor any of its property has any immunity from jurisdiction of any court located in the United States or from any legal process in the United States (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

                  (j) There is no Tax, levy, impost, deduction, charge or withholding imposed by the State of Colorado or any Taxing Authority thereof or therein either (i) on or by virtue of the execution or delivery of this Lease or
(ii) on any payment made or to be made by Lessee under this Lease.

                  (k) The obligations of Lessee under this Lease rank at least pari passu in right of payment with all other unsecured obligations of Lessee, with the exception of such obligations as are mandatorily preferred by law.

                  (l) Lessee will promptly give notice to Lessor upon obtaining actual knowledge of any Default or Event of Default; and

                  (m) Lessee acknowledges that in the event Lessee files a petition or otherwise seeks relief under the Bankruptcy Code or an involuntary petition is filed against Lessee, it is the intention of Lessor that Lessor shall be entitled to the benefits of Title 11 U.S.C. ss. 1110 and any similar or analogous provisions of any successor statute ("Section 1110") with respect to the Aircraft and this Lease, and Lessee agrees that it shall not oppose any motion, petition or application filed by Lessor with any bankruptcy court having jurisdiction over Lessee whereby Lessor seeks recovery of possession of the Aircraft under Section 1110 unless Lessee shall have complied with the requirements of Section 1110 to be fulfilled in order to entitle Lessee to continue use and possession of the Aircraft hereunder.

                  (n) Without having obtained the prior written consent of Lessor, Lessee will not consolidate with or merge into, sell or lease, in one transaction or a series of transactions, all or substantially all of its assets to another corporation or other entity unless such other corporation or subsidiary thereof is engaged in the airline business, the net worth of the corporation resulting from such merger or consolidation or corporation or other entity to which such sale or lease is made would be at least equal to the net worth of Lessee at the date hereof, such corporation or other entity assumes all of Lessee's obligations under this Lease in a manner and by documents and agreements satisfactory to Lessor in its sole discretion, such corporation or other entity immediately subsequent to such merger, consolidation, lease or sale is not in default hereunder and if Lessor receives an opinion of counsel satisfactory to it as to such assumption and documentation.

                  (o) Lessee agrees to furnish to Lessor as soon as practicable, but in no event later than (i) sixty (60) days after the end of each of the first three quarterly fiscal periods in each fiscal year of Lessee, a consolidated balance sheet of Lessee and its subsidiaries prepared by it as of the close of such period, together with the related consolidated statements of income and of surplus and statements of changes in financial position for such period (this requirement may be satisfied by delivery to Lessor of a copy of Lessee's Form 10-Q), (ii) one hundred and twenty (120) days after the close of each fiscal year of Lessee, a consolidated balance sheet of Lessee and its subsidiaries as of the close of such fiscal year, together with the related consolidated statements of income and of surplus and statements of changes in financial position for such fiscal year, as certified by independent public accountants, including their accompanying opinion letter related thereto, (iii) with each such financial statement, a certificate of Lessee signed by a duly authorized financial officer of Lessee, to the effect that the signer has reviewed the relevant terms of this Lease and has made, or caused to be made under his supervision, a review of the transactions and condition of Lessee during the accounting period covered by the financial statements and that such review has not disclosed the existence during such accounting period, nor does the signer have knowledge of the existence as at the date of such certificate, of any condition or event that constitutes a Default or Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Lessee has taken or is taking or proposes to take with respect thereto and (iv) from time to time, such other information as Lessor may reasonably request; provided that such other information is either in the public domain or is provided to lessors of aircraft to Lessee or to creditors of Lessee.

                  (p) Lessee shall, within fifteen (15) days of the end of each and every calendar month during the Lease Term, deliver to Lessor a monthly report, in such form and containing such information as set forth in EXHIBIT F hereof.

                  (q) Lessee shall, at the end of each calendar quarter, have a long term debt to equity ratio of not more than 4:1 as determined in accordance with generally accepted accounting principles consistently applied. For purposes hereof, debt shall exclude all off balance sheet financing and operating leases.

                  (r) Lessee shall, at the end of each calendar quarter, have a ratio of current assets to current liabilities of not less than 1:1 as determined in accordance with generally accepted accounting principles consistently applied.

            12.    INDEMNIFICATION.

                  (a) GENERAL INDEMNITY AND EXPENSES. Lessee hereby assumes liability for, and hereby agrees to, indemnify, protect, save and keep harmless Lessor, KGAL and their respective Affiliates, agents, officers, directors, employees, successors and permitted assigns (each of the foregoing and their respective Affiliates, agents, officers, directors, employees, successors and assigns being hereinafter referred to as an "INDEMNITEE" and any reference herein to an Indemnitee shall include its respective Affiliates, agents, officers, directors, employees, successors and permitted assigns) from and against, and on written demand to pay, or to reimburse each Indemnitee for the payment of, as the case may be, any and all liabilities, obligations, losses, damages, penalties, claims (including, without limitation, claims arising out of negligence or involving strict liability in tort), suits, actions, costs, expenses and disbursements, including without limitation legal fees and expenses, of whatsoever kind and nature imposed on, incurred by or asserted against any Indemnitee relating to or arising out of (A) this Lease, any payments made pursuant hereto or the exercise of rights or remedies hereunder,
(B) the preparation, negotiation, execution and delivery of any amendments, modifications or waivers required by this Lease or requested by Lessee (or resulting from any requests of Lessee) hereunder, (C) the Aircraft, each Engine and any Part thereof, whether or not arising out of the airworthiness, delivery, nondelivery, sublease, presence, storage, modification, substitution, replacement, alteration, maintenance, inspection, failure to inspect, repair, release, possession, repossession after an Event of Default, registration
(unless, in respect of Lessor, any act or omission of Lessor shall cause the deregistration of the Aircraft under the Federal Aviation Act), use, operation, condition, condition upon return, return, exportation, importation, transfer or other application or disposition thereof (including, in each case and without limitation, latent or other defects, whether or not discoverable), any claim for patent, trademark or copyright infringement arising as a result of or in connection with Lessee's patents, trademarks, copyrights, servicemarks or logos or those of Lessee's advertisers, sponsors, and others whose designs and/or logos appear on the Aircraft, at any time, any claim based on strict or absolute liability, statutory liability or tort and any liability for any injury to or death of any person or loss of or damage to any property including, without limitation, any such arising out of any test flight, demonstration flight or ferry flight performed by Lessee or any entity to which Lessee may have further subleased the Aircraft pursuant to SECTION 7 hereof and (D) any breach of, noncompliance with or misrepresentation made or deemed made in, under or in connection with this Lease or any agreement to which Lessee is a party concerning the Aircraft or any warranty, certificate or agreement made or delivered in, under or in connection therewith made or deemed to have been made by Lessee or anyone claiming by, through or under Lessee; provided, that Lessee shall not be required to indemnify any Indemnitee hereunder (w) for any liability attributable to acts or events which occur prior to the Commencement Date or after the Lease Term or the proper return of the Aircraft to Lessor in the condition required hereunder whichever shall occur later, (x) for liability resulting solely and directly from acts of gross negligence or misconduct of such Indemnitee (other than gross negligence or willful misconduct attributed to such Indemnitee solely by of its interest in the Aircraft, any Engine or any
Part), it being agreed that gross negligence or willful misconduct of an Indemnitee shall not affect the rights to be indemnified hereunder of any other Indemnitee (other than the rights of any Indemnitee that is an Affiliate, agent, officer, director, employee or successor of any such Indemnitee that is so grossly negligent or guilty of such misconduct), (y) for any Taxes that Lessee has not agreed to indemnify against pursuant to the provisions of SECTION 12(B) or (z) for any liability imposed on any Indemnitee arising as a result of a disposition of all or any part of such Indemnitee's interest in the Aircraft, other than by reason of the occurrence of a Default or an Event of Default and further provided that no indemnification hereunder shall be paid by Lessee to Indemnitees in respect of any claim arising during any period during which Lessee is deprived of use and possession of the Aircraft as a result of a breach by Lessor of its covenant of quiet enjoyment provided that such claim is not caused by any act or omission of Lessee.

            If any Indemnitee shall have knowledge of any claim or liability required to be indemnified against under this SECTION 12(A), such Indemnitee shall give prompt written notice thereof to Lessee, but the failure of such Indemnitee so to notify Lessee shall not relieve Lessee from any liability that it would otherwise have to such Indemnitee hereunder except to the extent that Lessee's rights respecting any defense thereto are irrevocably and materially impaired directly and solely as a result of such failure.

            Lessee shall be obligated to each Indemnitee under this SECTION 12(A) irrespective of whether any Indemnitee shall also be indemnified with respect to the same matter under any other agreement, and each Indemnitee may proceed directly against Lessee under this SECTION 12(A) without first resorting to any such other rights of indemnification.

            Any payment or indemnity pursuant to this SECTION 12(A) shall include the amount, if any, necessary to hold each Indemnitee harmless on a net after-tax basis from all Taxes required to be paid by such recipient with respect to such payment or indemnity under laws, rules or regulations of any Government Entity or Taxing Authority. If any Indemnitee is entitled to a permanent tax benefit (whether by way of deduction, credit or otherwise) not taken into account pursuant to the preceding sentence as a result of the matter indemnified against under this SECTION 12(A), such Indemnitee shall promptly pay to Lessee, after such permanent tax benefit is realized but not before Lessee shall have made all payments theretofore due to such Indemnitee under this Lease and any other agreement in respect of the Aircraft, an amount that, after subtraction of any further tax savings to which such Indemnitee is entitled as a result of the payment thereof, is equal to the amount of such permanent tax benefit; provided, however, that such Indemnitee shall not be obligated to make any payment to Lessee pursuant to this sentence so long as a Default or Event of Default shall have occurred and be continuing or any Rent or Supplemental Rent then due and owing shall not have been paid.

            Upon the indefeasible payment in full of any indemnities due and owing under this SECTION 12(A), Lessee shall be subrogated to any right of the Indemnitee in respect of the matter against which indemnity has been given.

                  (b)    GENERAL TAX INDEMNITY.

                  (i) Lessee agrees that each payment of Rent or any amount payable hereunder shall be free of all withholdings of any nature whatsoever, and in the event that any withholding is required, Lessee shall pay an additional amount of Rent such that after the deduction of all amounts required to be withheld, the net amount of Rent that is actually received by Lessor, will equal the amount of Rent or any such amount payable hereunder or such other amount, as the case may be, that would be due absent such withholding,

                  (ii) Lessee  hereby agrees to indemnify and hold harmless from and against, and on written demand, to pay or reimburse each Indemnitee for the payment of, as the case may be, any and all Taxes imposed upon or asserted against any Indemnitee or the Aircraft, the Airframe, any Engine, or any Part thereof or interest therein, or this Lease, or the rentals received under this Lease, by any federal, state or local government or other taxing authority in the United States, in any territory or possession thereof or by any foreign government or any political subdivision or taxing authority thereof or therein (the foregoing being referred to herein individually as a "TAXING AUTHORITY" and collectively as "TAXING AUTHORITIES") upon or with respect to (a) the acceptance, rejection, delivery, transport, insuring, registration, deregistration, reregistration, assembly, possession, repossession, operation, use, presence, condition, maintenance, repair, return, abandonment, preparation, installation, storage, redelivery, manufacture, subleasing, modification, rebuilding, or importation of, or the imposition of any Lien (other than a Lessor Lien) (or the incurrence of any liability to refund or pay over any amount as a result of any Lien (other than a Lessor Lien)) on the Aircraft, the Airframe, any Engine or any Part thereof or interest therein, (b) payments of Basic Rent or Supplemental Rent, (c) the Aircraft, the Airframe, any

            Engine,  or  any  Part  thereof  or  any  interest  therein  or  the applicability of this Lease to the Aircraft, the Airframe, any Engine, or any Part thereof or any interest therein, (d) any or all of the documents and agreements relating to the Aircraft, contemplated hereby and amendments or supplements hereto and thereto, or the execution, delivery, filing or recording thereof, or
            (e) otherwise with respect to or in connection with the transactions effected under this Lease and the documents and agreements contemplated hereby including the exercise of remedies hereunder.

                  (iii) The  provisions  of SECTION  12(B)(I) and (II) shall not apply to, and Lessee shall have no liability to Lessor or any other person thereunder with respect to Taxes to the extent excluded under any of the following provisions or any combination thereof:

                        (A) Taxes  imposed by any country,  taxing  authority or
                  governmental subdivision thereof or therein or any international authority except to the extent that such Taxes would not have been due (whether or not from the same person on whom they are actually imposed) but for the transactions contemplated by this Agreement, provided that the presence or activities of any person other than Lessor in any jurisdiction shall not be imputed for purposes of this subparagraph (A);

                        (B) Taxes (I) imposed as a result of a sale, assignment,
                  transfer or other disposition (whether voluntary or involuntary) (a "Transfer") (x) by Lessor or any other person (other than Lessee or any affiliate or transferee of or successor to Lessee) of any legal or beneficial interest in the Aircraft or in or arising under this Agreement or (y) of any direct or indirect interest in Lessor or any such other person having any such legal or beneficial interest (any event described in (x) or (y) being a "Lessor Transfer") or (II) to the extent such Taxes exceed the amount of Taxes that would have been imposed and indemnified against by Lessee had there not been a "Lessor Transfer," provided that the exclusion set forth in this subparagraph (B) shall not apply to a Transfer (other than a sale of the Aircraft or any interest therein) resulting from the exercise of any remedies provided for in this Agreement in connection with an Event of Default or an Event of Loss;

                        (C) Taxes  incurred  in respect of any period  after the
                  occurrence of any of the following events: (I) the sale or return of the Aircraft or any part thereof or interest therein to the extent the Taxes relate solely to such part or interest) in accordance with the terms of this Agreement; (II) the termination of this Agreement and the return of the Aircraft or (III) the sale or other transfer of the Aircraft and the return of the Aircraft (or any part thereof or interest therein to the extent the Taxes relate solely to such part or interest) following a Total Loss with respect to the Aircraft, provided that the exclusion set forth in this subparagraph (C) shall not apply to Taxes to the extent such Taxes relate to periods prior to, or events occurring or matters arising prior to or simultaneously with, such event;

                        (D) Taxes to the  extent  imposed as a result of (I) the
                  willful misconduct or gross negligence of Lessor, (II) the breach by Lessor of any of its representations, warranties or covenants contained in this Agreement or (III) Lessor's Liens;

                        (E) Taxes either not yet due or being contested in accordance with the provisions of SECTION 12(D);

                        (F) Taxes on,  based on,  measured by or with respect to
                  the net or gross income, or net or gross receipts, including any capital gains Taxes, minimum Taxes, Taxes on or measured by any items of tax preference and withholding Taxes, including Taxes imposed under Subtitle A of the Internal Revenue Code of 1986, as amended (the "Code") or Section 3406 of the Code or any successor provisions required to be withheld from any payment under this Agreement), capital, net worth, franchise, or conduct of business of Lessor or any other person (other than Taxes in the nature of sales, use, rental, property, or value-added Taxes) imposed by any federal, state or local government or taxing authority in the United States;

                        (G) Taxes on,  based on,  measured by or with respect to
                  the net or gross income or net or gross receipts (including any capital gains Taxes, minimum Taxes, Taxes on or measured by any items of tax preference and withholding Taxes), capital, net worth, franchise, or conduct of business of Lessor or any other person (other than Taxes in the nature of sales, use, rental, property, or value-added Taxes) imposed by any foreign government, foreign government subdivision or other foreign taxing authority or by any territory or possession of the United States, or by any international authority, provided that the exclusion set forth in this subparagraph (G) shall not exclude such Taxes if and to the extent that such Taxes (i) would not have been imposed but for the operation, presence or registration in such jurisdiction of the Aircraft or any part thereof, or (ii) would have been imposed solely as a result of (x) the presence in such jurisdiction of a permanent establishment or fixed place of business of Lessee, or any user or person in possession of the Aircraft or any part thereof, (y) the residence, nationality or place of management and control of Lessee or any user or person in possession of the Aircraft or any part thereof, (z) the payment from such jurisdiction by Lessee or any user or person in possession of the Aircraft or any part thereof of any amount due hereunder, or (iii) any combination of clauses
                  (i) and (ii);

                        (H) Taxes that would not have been  imposed  but for any
                  failure of Lessor to (x) file proper and timely reports or returns or to pay any Taxes when due, or (y) comply with any certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity or connection with the jurisdiction imposing such Taxes, if such compliance is required to obtain or establish relief or exemption from or reduction in such Taxes and Lessor was eligible to comply with such requirement.

                        (I) Taxes imposed under Section 887 of the Code.

Notwithstanding any provision in this SECTION 12 to the contrary, Lessee shall in no event be obligated to pay any amount pursuant to this SECTION 12 in excess of the Taxes Lessee would be required by this SECTION 12 to pay if (i) Lessor were the lessor of the Aircraft and (ii) no person other than the owner participant as of the date hereof pursuant to the 1997 Trust Agreement, Lessor, Lessee or any sublessee or other user or person in possession of the Aircraft or any part thereof had any interest in the Aircraft or part thereof.

                  (c)    CALCULATION OF TAX INDEMNITY PAYMENTS.

                  (i) Any payment  that  Lessee  shall be required to make to or for the account of any Indemnitee with respect to any Tax that is subject to indemnification under SECTION 12(B) shall include the amount necessary to hold such Indemnitee harmless on a net after-tax basis from the net amount of all Taxes required to be paid by such Indemnitee as the result of such payment pursuant to the laws of any Taxing Authority.

                  (ii) If Lessor  shall  realize a Tax benefit as a result of or with respect to any Taxes paid or indemnified against by Lessee under this SECTION 12 (whether by way of deduction, credit or otherwise), Lessor shall pay to Lessee, promptly after realization of such Tax benefit, an amount that, prior to the application of any withholding tax to that payment but after subtraction of any further Tax savings Lessor realizes as a benefit, provided that if any such Tax benefit is subsequently disallowed, lost or reduced, Lessee shall, upon written notice from Lessor, promptly repay the amounts paid to the Lessee with respect to such Tax benefit, provided further that Lessor shall not be obligated under this SECTION 12(C)(II) to pay Lessee any amounts with respect to Tax benefits realized as a result of any Taxes not paid or indemnified against by Lessee. Notwithstanding anything to the contrary in this SECTION 12, if, at the time any payments would otherwise be due to Lessee pursuant to this SECTION 12(C)(II), an Event of Default shall have occurred and be continuing, Lessor shall hold the amount of such payment as security for the obligations of the Lessee to Lessor under the Lease and at such time as there shall not be continuing any such Event of Default, shall pay such amount to Lessee. Lessor shall use reasonable efforts in good faith in filing its Tax returns and in dealing with taxing authorities to seek and to claim any such Tax benefit or savings and to minimize the Taxes payable or indemnifiable by Lessee hereunder.

                  (iii) At Lessee's  request,  the  computation by Lessor of any amount payable by Lessee pursuant to this SECTION 12 shall be verified by an independent accounting firm of national reputation selected by Lessor. The fees of such accountants shall be paid by Lessee unless such accountants determine that the amount payable to Lessee is at least 25% more, or the amount payable by Lessee is at least 25% less, than the amount computed by Lessor, in which case such fees shall be payable by Lessor.

                  (d)    CONTEST; REPORTS.

                  (i) If a claim is made in writing  against Lessor  (whether on audit or otherwise) for any Taxes that Lessee is required to pay or indemnify against pursuant to SECTION 12(B), Lessor shall notify Lessee in writing within 30 Business Days of the receipt of such claim, provided that a failure to so notify will not diminish or relieve Lessee of any obligations under SECTION 12(b), except to the extent Lessee is entitled to contest or to cause Lessor to contest such Taxes and Lessee's or Lessor's successful defense of such claim is materially prejudiced or precluded thereby. If the amount of the claim exceeds $[ ]* and if requested by Lessee in accordance with this SECTION 12(D) and in writing within 30 Business Days after receipt by Lessee of the notice described in the preceding sentence, Lessor shall in good faith and with due diligence contest (including pursuing all administrative and judicial appeals) in the name of Lessor or, if permitted by law and requested by Lessee in the name of Lessee, the validity, applicability or amount of such Taxes in appropriate administrative or judicial proceedings to be determined by Lessor, provided that (1) prior to taking such action, Lessee shall have agreed to pay Lessor all out-of-pocket costs and expenses that Lessor may incur in connection with contesting such claim, including, without limitation, all reasonable legal and accountant's fees and disbursements and costs of administrative and judicial proceedings, and the amount of any interest or penalties that may be attributable to and payable as a result of contesting such claim (or, at Lessor's request, Lessee shall advance to Lessor funds with which to pay the foregoing amounts, and Lessor's obligation to contest any Tax shall be suspended during any period Lessee does not advance sufficient funds to pay such amounts as they accrue or become payable), (2) if such contest is to be initiated by the payment of, and the claiming of a refund for such Taxes (and any interest and penalties that also must be paid), Lessee shall have advanced Lessor sufficient funds (on an interest-free basis) to make such payment, (3) no Event of Default has occurred and is continuing, (4) the action to be taken will not result in a material risk of sale, forfeiture or loss of Lessor's title to the Aircraft (unless Lessee provides a bond or other security satisfactory to Lessor), and (5) at Lessor's request, Lessee shall provide to Lessor a written opinion in form and substance satisfactory to Lessor of independent legal counsel satisfactory to Lessor that there is a reasonable basis for such contest. Notwithstanding that the conditions set forth in clauses (1), (2), (3), (4) and (5) above may have been satisfied, Lessor, after consulting in good faith with Lessee, may elect not to pursue any contest or proceeding pursuant to the preceding sentence or elect to discontinue (by settlement or otherwise) any such contest or proceeding commenced pursuant to the preceding sentence, but such election shall constitute a waiver by Lessor of any right to payment or indemnification pursuant to
            SECTION 12(B) with respect to the adjustment that was the subject of such proposed contest or proceeding (and any other adjustment the contest of which is precluded by such failure to contest) and, if Lessee has theretofore paid or provided Lessor with funds to pay any amount with respect to such adjustment, Lessor shall promptly repay such amount to Lessee. If Lessor shall obtain a refund in whatever form of all or any part of any Taxes that Lessee shall have paid or reimbursed to Lessor hereunder, Lessor shall, provided that no Event of Default shall have occurred and be continuing, pay to Lessee an amount that is equal to the sum of the amount of such refund or credit, plus any interest received on such refund fairly attributable to any Taxes paid by or with funds provided by Lessee prior to receipt of such refund, reduced by any Taxes incurred by Lessor by reason of the receipt or accrual of such refund and interest and net of any expenses described in clause (1) of the second sentence of this SECTION 12(D) that have not been previously reimbursed, and increased by any Tax benefit realized by Lessor as a result of any payment by Lessor made pursuant to this sentence, provided further that, if, at the time of such payment an Event of Default shall have occurred and be continuing, Lessor shall hold the amount of such payment as security for the obligations of Lessee to Lessor under the Lease, and at such time as there shall not be continuing any such Event of Default, shall pay such amount to the Lessee. Lessor hereby agrees that it will inform Lessee of the time and place of, and Lessor will not object to Lessee's presence at, any proceeding conducted pursuant to this SECTION 12(D), provided that Lessee's presence also must be allowed by applicable law and provided further that the conditions set forth in clauses (1), (2),
            (3), (4) and (5) above shall have been, and shall continue to be, satisfied.

                  (ii) Lessee shall provide Lessor with such  information in the possession of Lessee or otherwise reasonably available to it as Lessor may reasonably require to enable Lessor to fulfill its tax filing obligations under this SECTION 12 and any audit information request arising in connection with the Taxes subject to this SECTION
            12. Lessor shall provide Lessee with such information in the possession of Lessor or otherwise reasonably available to it as Lessee may reasonably request to fulfill its tax filing requirements under this SECTION 12 and any audit information request arising in connection with the Taxes subject to this SECTION 12. If any report or return is required to be made with respect to any obligation of Lessee under this SECTION 12, Lessee will make such report or return, provided that Lessee shall have no obligation to file any such return or report if (A) Lessor, after Lessee's written request therefor, shall have failed to furnish Lessee with such information as is peculiarly within the control of, or reasonably available to Lessor and is necessary for the filing of such report or return, or
            (B) such return or report would or should have been filed by Lessor even if it had not entered into the Lease.

                  (iii) Lessor  shall  furnish from time to time to Lessee or to such other person as Lessee may designate, such returns, statements or other documentation ("Tax Forms") (including, without limitation, if then required, information as to the ultimate beneficial owners of Lessor and the stock interests in Lessee held actually and constructively by Lessor, if not otherwise known to Lessee) in such form and with such substance as are necessary or appropriate to enable Lessor or Lessee, to claim an available reduction of or exemption from Taxes which Lessee may be required to pay or indemnify against hereunder, provided that Lessee shall have provided Lessor with any information within the Lessee's control or reasonably available to Lessee that is necessary to prepare such return, statement or other documentation. Any such Tax Forms shall be provided promptly after receipt of a written request therefor from the Lessee.

                  (e) PAYMENT. Unless otherwise requested by the appropriate Indemnitee, Lessee shall pay when due any Tax for which it is liable pursuant to
SECTION 12(B) directly to the appropriate Taxing Authority, or, upon written demand, shall reimburse the appropriate Indemnitee for the payment of any such Tax made by such Indemnitee. Within 30 days after the date of each payment by Lessee of any Tax referred to in the preceding sentence, Lessee shall furnish the appropriate Indemnitee evidence of payment of such Tax acceptable to such Indemnitee. Lessee shall also cause to be furnished, promptly upon request, such data as any Indemnitee may reasonably require from Lessee to enable such Indemnitee to comply with the requirements of any Taxing Authority in respect of any Tax referred to in SECTION 12(B).

                  (f) SURVIVAL. The obligations contained in this SECTION 12 shall survive the termination of this Lease, to the extent they have accrued, or relate to events that have occurred, on or before the date of such termination; provided that obligations arising as a result of the occurrence of a Default or an Event of Default shall in any event, without limiting the foregoing, survive until payment in full and performance of all obligations owing to each Indemnitee under the foregoing agreements and all other agreements referred to herein or contemplated hereby. The obligations of Lessee in respect of all such indemnities, obligations, adjustments and payments are expressly made for the benefit of, and shall be enforceable by, each Indemnitee entitled thereto at the option of such Indemnitee without declaring this Lease to be in default or taking any other action hereunder.

            13.    ASSIGNMENT; LEASE SUBJECT AND SUBORDINATE.

                  (a) NO IMPERMISSIBLE SUBLEASE BY LESSEE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, LESSEE SHALL NOT ASSIGN OR OTHERWISE TRANSFER IN ANY MANNER ANY OF ITS RIGHTS OR INTERESTS WITH RESPECT TO THIS LEASE, THE AIRCRAFT, ANY ENGINE OR ANY PART THEREOF.

                  (b)    [Intentionally left blank.]

                  (c) LEASE SUBJECT AND SUBORDINATE. Lessee acknowledges and agrees that this Lease, and Lessee's rights hereunder, are subject and subordinate in all respects to any Lien that Lessor may grant over the Aircraft and the benefit of this Lease as provided in SECTION 13(D), including, without limitation, any rights to repossession of the Aircraft upon a default. Notwithstanding anything to the contrary herein, upon the occurrence of an event of default entitling any Assignee (as defined below) to demand return of the Aircraft by Lessor under the Lease, Lessee shall, if requested to do so by Lessor or Assignee, as the case may be, return the Aircraft to Lessor or Assignee, as the case may be.

                  (d)   ASSIGNMENTS  BY  LESSOR.   Subject  to  Lessee's  rights
hereunder and at Lessor's cost and expense, Lessor may at any time and without Lessee's consent sell, assign or transfer its rights and interest hereunder or with respect to the Aircraft to a third party and/or grant a Lien over the Aircraft and the benefit of this Lease to any Person as security for Lessor's obligations to such Person (each such transferee, assignee or other Person, an "ASSIGNEE"). On request by Lessor, Lessee will execute all such documents (such as a lease assignment agreement) as Lessor may reasonably require to confirm Lessee's obligations under this Lease. No sale, assignment or transfer of Lessor's interest or creation of any Lien by Lessor shall adversely affect
Lessee's rights hereunder or increase Lessee's duties, expenses or the liabilities of Lessee in respect of any Tax or under any of its indemnification obligations or otherwise. Lessee will provide all other reasonable assistance and cooperation to Lessor and any Assignee in connection with any such sale or assignment or the perfection and maintenance of any Lien granted in connection therewith, including, at Lessor's sole cost and expense, making all necessary filings and registrations including filings or registrations of mortgages, financing statements and re-registration of the Aircraft. Upon any such assignment or transfer, Lessor shall cause any Assignee to deliver to Lessee evidence of its corporate authority to enter into any such sale, assignment or transfer and such Assignee shall grant to Lessee the same covenant(s) of quiet enjoyment as are set forth herein. Wherever the term "Lessor" is used in this Lease in relation to any of the provisions relating to disclaimer, title and registration, indemnity and insurance, such terms shall be construed to include each Assignee, as applicable.

            14.    EVENTS OF DEFAULT; REMEDIES.

                  (a) EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "EVENT OF DEFAULT" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Event of Default shall be deemed to exist and continue so long as it shall not have been remedied:

                  (i) Lessee shall fail to make any payment of Basic Rent, Maintenance Reserves, Stipulated Loss Value or Supplemental Rent hereunder within five (5) Business Days after the same shall have become due and payable;

                  (ii) Lessee shall fail to carry and  maintain  insurance on or with respect to the Aircraft in  accordance  with the  provisions of
            SECTION 9 hereof or Lessee shall fail to provide an insurer's certificate evidencing the renewal or replacement of such policy, upon the renewal or replacement thereof, in accordance with the terms hereof;

                  (iii) any document  required to be filed or recorded by Lessee pursuant hereto is not duly filed and recorded by Lessee as required to perfect and continue the perfection of the interest of Lessor in the Aircraft or the filings and recordings provided for herein are not made by the time required; or Lessee shall fail to perform or observe any other covenant, term, condition or agreement to be performed or observed by it hereunder or under any instrument, document or agreement furnished by Lessee to Lessor in connection with the transactions referred to herein or contemplated hereby, and such failure shall continue unremedied for a period of thirty (30) days after written notice thereof to Lessee or thirty (30) days after Lessee, assuming exercise of reasonable diligence, should have known of such failure; provided, however, such failure to observe any covenant, term, condition or agreement does not pose a material danger to the rights and interests of Lessor in the Aircraft and the same is of such a nature that it can be cured; and, further provided that Lessee shall have commenced and shall diligently pursue such cure, Lessee shall have an additional thirty (30) day period within which to cure the same;

                  (iv) any  representation  or warranty made by Lessee herein or in any document, or certificate furnished by Lessee in connection herewith shall at any time prove to have been false or incorrect in any material respect at the time made;

                  (v) Lessee shall (A)  voluntarily  commence any  proceeding or file any petition seeking relief under any applicable bankruptcy, insolvency, liquidation or similar law now or hereafter in effect,
            (B) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (C) apply for or consent to the appointment of a receiver, trustee, custodian sequestrator or similar official for itself or for a substantial part of its property or assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors, (F) become unable, admit in writing its inability or fail generally to pay its debts as they become due or
            (G) take corporate action for the purpose of effecting any of the foregoing;

                  (vi) an  involuntary  proceeding  shall  be  commenced  or for involuntary petition shall be filed in a court of competent jurisdiction seeking (A) relief in respect of Lessee, or of a substantial part of the property or assets of Lessee under any applicable bankruptcy, insolvency, receivership or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator or similar official for Lessee or for a substantial part of the property of Lessee or (C) the winding-up or liquidation of Lessee; and such proceeding or petition shall continue undismissed, unstayed or unbonded for sixty (60) days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for thirty (30) days;

                  (vii) Lessee or any subsidiary thereof,  the debt of which has been guaranteed by Lessee thereof shall fail to pay, in accordance with its terms and when due and payable, the principal of or interest on any Debt the principal amount of which exceeds $[ ]* and the maturity of any such Debt, in accordance with the provisions of any such Debt or any contract evidencing, providing for the creation of or concerning such Debt shall have been accelerated or any event shall have occurred and be continuing that would permit any holder or holders of such Debt, any trustee or agent acting on behalf of such holder or holders or any other Persons so to accelerate such maturity;

                  (viii) final judgment for the payment of money in excess of $[
            ]* not fully covered by insurance (or the equivalent in another currency) shall be rendered against Lessee and the same shall remain undischarged for a period of thirty (30) days during which execution of such judgment shall not be effectively stayed or bonded in a manner satisfactory to Lessor;

                  (ix) Lessee shall fail to remain a "certificated  air-carrier"
            within the meaning of the Federal Aviation Act;

                  (x) Lessee shall voluntarily  suspend all or substantially all of its commercial airline operations, or the franchises, concessions, permits, rights or privileges acquired for the conduct of the business and operations of Lessee shall be revoked canceled or otherwise terminated or the free and continued use and exercise thereof curtailed or prevented;

                  (xi) except as otherwise  permitted  pursuant to SECTION 11(N)
            hereof, Lessee shall merge with or into or consolidate with or into or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person or fifty-one percent (51%) or more of the capital stock of Lessee shall be acquired in a single transaction or series of transactions, directly or indirectly by any Person and/or its Affiliates not a shareholder of Lessee on the Commencement Date;

                  (xii) possession of the Aircraft, the Airframe or any Engine shall be transferred to another Person, other than in accordance with the express provisions of SECTION 7(D); and/or

                  (xiii) the Aircraft shall cease to be (or cease to be eligible to be) registered in the United States as a result of any act or omission of Lessee .

                  (b) REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare this Lease to be in default by notice to Lessee; and at any time thereafter, so long as Lessee shall not have remedied all outstanding Events of Default before Lessor shall have commenced to exercise its rights or remedies hereunder, Lessor may exercise one or more of the following rights and remedies with respect to all or any part of the Aircraft, Airframe or any Engine as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

                  (i) cause  Lessee,  upon the  written  demand of Lessor and at
            Lessee's expense, to return promptly, and Lessee shall return promptly (and in no event later than two days after such demand), all or such part of the Aircraft, the Airframe or any Engine as Lessor may demand, to Lessor or its order in the manner and condition required by, and otherwise in accordance with all the provisions of, SECTION 10 as if such Aircraft, Airframe or Engine were being returned at the end of the Lease Term, or Lessor, at its option, may enter upon the premises where all or any part of the Aircraft, Airframe or any Engine is located and take immediate possession of and remove the same;

                  (ii) hold, use,  operate,  keep idle or lease to others all or any part of the Aircraft, with or without taking possession thereof as Lessor in its sole discretion may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto, except that Lessee's obligation to pay Basic Rent pursuant to the Lease for any periods in respect of the Aircraft or part thereof accruing after Lessee shall have been deprived of possession of such Aircraft or part thereof pursuant to this SECTION 14 shall be reduced by the net proceeds, if any, received by Lessor from leasing the Aircraft or part thereof to any Person other than Lessee for the same periods or any portions thereof;

                  (iii) Lessor may exercise any other right or remedy that may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach or to rescind this Lease;

                  (iv) Lessor may terminate this Lease; and/or

                  (v) whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under clauses
            (i), (ii), (iii) or (iv) above, Lessor, by written notice to Lessee specifying a payment date not earlier than five (5) Business Days after the date of such notice, may terminate this Lease and demand that Lessee pay to Lessor and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, the sum of: (A) any unpaid Basic Rent due under this Agreement for periods ending on or prior to the payment date specified in such notice and any unpaid Supplemental Rents due on or prior to such payment date, plus (B), an amount equal to the aggregate unpaid Basic Rent which would otherwise have accrued hereunder over the remainder of the Lease Term but for the Event of Default, discounted to present value as of the date specified for payment in such notice, less (C), if applicable, for any period until the expiration of the Lease Term that Lessor has not been able to sublease the Aircraft but has been able, in the normal course of its operations to use the Aircraft, the Basic Rent payable by Lessee to Lessor for the lease of the Aircraft during any such period of use discounted to present value as of the date specified for payment in such notice. The amounts specified in such notice shall bear interest at the Post-Default Rate from the payment date specified in such notice until payment is made. In calculating Lessor's damages hereunder upon an Event of Default, all Basic Rent which would have become due during the remainder of the Lease Term if an Event of Default had not occurred will be calculated on a present value basis using a discounting rate equal to the rate of interest on United States Treasury Bills having a maturity which will most closely approximate the period equal to the remainder of the Lease Term, as quoted in the Wall Street Journal on the date of Lessor's notice.

            In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Basic Rent and Supplemental Rent then due hereunder before or during or after the exercise of any of the foregoing remedies and for all legal fees and other costs and expenses incurred by Lessor by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all costs and expenses incurred in connection with the return of all or any part of the Aircraft in accordance with
SECTION 10 or this SECTION 14 or in storing or maintaining the Aircraft or any part thereof or placing the same in the condition and airworthiness required by
SECTION 10.

            Except as otherwise expressly provided above, no remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to Lessor at law or in equity, and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such other remedies; provided, that Lessor may recover only once from each element of damages sustained and, provided further, that the preceding proviso shall not be deemed to require proof of damages actually sustained in the case of liquidated damages provided for herein. No express or implied waiver by Lessor of any Default or Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default. To the extent permitted by law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise (A) that may confer any right to prior notice or judicial hearing in connection with Lessor's taking possession or disposing of the Aircraft including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right that Lessee might otherwise have under applicable law, (B) except as provided in this SECTION 14, that impose any requirements as to the time, place or terms of lease other disposition or other requirements with respect to the enforcement of Lessor's rights and remedies hereunder, (C) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in effect under applicable law that may have the effect of delaying the enforcement of this Lease or the absolute lease or other disposition of the Aircraft, or (D) except as otherwise provided herein, that may otherwise limit or modify any of Lessor's rights or remedies hereunder. The failure or delay of Lessor in exercising any right or remedy granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right or remedy upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise hereunder of any particular right or remedy of Lessor shall not exhaust the same or constitute a waiver of any other right provided herein.

            Notwithstanding anything contained in this SECTION 14 to the contrary, Lessor shall use reasonable efforts to mitigate damages.


            15. NOTICES. All notices required or permitted hereunder shall be in writing and shall be delivered in person or sent by telecopier, international courier service or letter (mailed certified and return receipt requested), addressed to the parties as follows:

if to Lessor:           First Security Bank,
                    National Association
                  79 South Main Street
                  Salt Lake City, Utah  84111
                  Attention: Corporate Trust Department
                  Telecopier: 801-246-5053

with copies to:   KG Aircraft Leasing Co., Limited
                  3 Adelaide Court, Adelaide Road
                  Dublin 2, Ireland
                  Attention: Managing Director
                  Telecopier: 353-1-475-7378

                  Winthrop, Stimson, Putnam & Roberts
                  One Battery Park Plaza
                  New York, New York  10004
                  Attention: C. Payson Coleman, Esq.
                  Telecopier: 212-858-1500

if to Lessee:           Western Pacific Airlines, Inc.
                  2864 S. Circle Drive, Suite 1100
                  Colorado Springs, Colorado 80906
                  Attention: Robert Peiser, President & CEO
                  Telecopier: (719) 527-7480

with a copy to:   Smith, Gambrell & Russell
                  1230 Peachtree Street NE, Suite 3100
                  Atlanta, Georgia 30309-3592
                  Attention: Howard Turner, Esq.
                  Telecopier: 404-815-3509
or at such other address as Lessee or Lessor shall from time to time designate in writing to the other. In the case of a notice delivered in person or sent by telecopier or international courier, notice will be deemed received upon actual receipt. In the case of a mailed letter, notice will be deemed received on the tenth (10th) Business Day after deposit in the mail, with proper postage for registered or certified first-class mail prepaid.

            16.    GOVERNING LAW AND JURISDICTION.

                  (a) GOVERNING LAW. This Lease shall in all respects be governed by, and construed in accordance with, the internal laws of the State of New York, inclusive of all matters of construction, validity and performance.

                  (b) JURISDICTION; SERVICE OF PROCESS. Lessee and Lessor hereby irrevocably submit to the jurisdiction of any New York State or federal court sitting in New York City in any action or proceeding arising out of or relating to this Lease, and hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Lessee and Lessor hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Lessee hereby irrevocably appoints CT Corporation System, with an office on the date hereof at 1633 Broadway, New York, New York 10019, and Lessor hereby irrevocably appoints CT Corporation System, with an office on the date hereof at 1633 Broadway, New York, New York 10019 (the "PROCESS AGENT"), as their respective agents to receive on their behalf and in respect of their proper service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to Lessee or Lessor, as the case may be, in care of their respective Process Agents at such Process Agent's above address, and Lessee and Lessor hereby irrevocably authorize and direct their respective Process Agents to accept such service on their behalf. As an alternative method of service, Lessee and Lessor also irrevocably consent to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the address specified in SECTION 15. Lessee and Lessor agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this SECTION 16(B) shall affect the right of any Person to serve legal process in any other manner permitted by law or affect the right of any other party to bring any action or proceeding against Lessee or Lessor, or their respective properties in the courts of other jurisdictions. LESSEE AND LESSOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATING TO THIS LEASE.

                  (c) WAIVER OF IMMUNITY. To the extent that Lessor or Lessee has or hereafter may acquire any sovereign immunity, Lessor and Lessee hereby irrevocably waive such immunity in respect of their respective obligations under this Lease and all other documents and agreements relating to the Aircraft and the transactions referred to or contemplated herein.

            17.    MISCELLANEOUS.

                  (a) ENTIRE AGREEMENT. This Lease constitutes the entire agreement between the parties concerning the subject matter hereof, and supersedes all previous proposals, agreements, understandings, negotiations and other written and oral communications in relation hereto. NO LEASE TERM OR PROVISION OF THIS LEASE MAY BE CHANGED, WAIVED, DISCHARGED OR TERMINATED, EXCEPT
(i) WITH THE PRIOR WRITTEN CONSENT OF LESSOR AND (ii) BY AN INSTRUMENT IN WRITING SIGNED BY A DULY AUTHORIZED REPRESENTATIVE OF THE PARTY AGAINST WHICH THE ENFORCEMENT OF THE CHANGE, WAIVER, DISCHARGE OR TERMINATION IS SOUGHT. Nothing herein shall be construed as conveying to Lessee any right, title or interest in the Aircraft, the Airframe or any Engine or Part except as Lessee under this Lease.
                  (b) ENGLISH LANGUAGE. All notices, communications, reports, opinions and other documents given under this Lease shall be in the English language.

                  (c) LESSOR'S RIGHT TO PERFORM FOR LESSEE. If Lessee fails to make any payment of Rent or Supplemental Rent required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, Lessor may itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of any expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, shall be deemed Supplemental Rent payable by Lessee upon demand; provided, however, that no such payment, performance or compliance by Lessor shall (i) be deemed to have satisfied the obligation of Lessee to make such payment or to perform or comply with such agreement, as the case may be, unless and until Lessee shall have paid all such Supplemental Rent payable pursuant to this section by reason of such failure or
(ii) be deemed a waiver of Lessor's rights and remedies against Lessee hereunder.

                  (d) APPLICATION OF PAYMENTS DURING EXISTENCE OF Default. Any amount referred to herein that is payable to Lessee shall not be paid to Lessee, or if it has been previously paid directly to Lessee, shall not be retained by Lessee, if at the time of such payment a Default or Event of Default shall have occurred and be continuing, but shall be paid to and held by Lessor as security for and may be applied to the obligations of Lessee under this Lease and, at such time as Lessor shall receive evidence in form and substance satisfactory to it that there is not continuing any such Default or Event of Default, all such amounts in excess of amounts so paid on obligations of Lessee shall be paid to Lessee.

                  (e) EXPENSES. Lessee agrees to reimburse Lessor for its out-of-pocket costs and expenses, including attorney's fees, incurred in connection with any amendments, modifications or waivers required by this Lease or requested by Lessee (or resulting from any requests of Lessee) hereunder.

                  (f) FURTHER ASSURANCES. Lessee will promptly and duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder, including, without limitation, if requested by Lessor, at the expense of Lessee, the execution and delivery of supplements or amendments hereto, in recordable form, subjecting to this Lease any Replacement Engine and the recording or filing of counterparts hereof, and all such other documents and instruments, in accordance with the laws of such jurisdictions as Lessor may from time to time deem advisable.

                  (g) JUDGMENT CURRENCY. The obligations of Lessee in respect of any sum due from it to Lessor hereunder shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that Lessor may in accordance with normal banking procedures purchase, or cause to be purchased for its account Dollars with such other currency; if the Dollars so purchased are less than the sum originally due in Dollars, Lessee agrees to indemnify Lessor against such loss, and if the Dollars so purchased exceed the sum originally due to Lessor in Dollars, Lessor agrees to remit to Lessee such excess.

                  (h) INVALIDITY OF ANY PROVISION. Any provision of this Lease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the fullest extent permitted by applicable law, Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

                  (i) CHANGES IN LAW. If there shall be any change (or such change shall be enacted or made by notice or otherwise and shall be scheduled to become thereafter effective) in the laws or treaties of the United States that has a material adverse effect on the validity, legality, perfection or enforceability of Lessor's rights or interest in the Aircraft or this Lease or the validity, legality, perfection or enforceability of this Lease, Lessor may terminate this Agreement, whereupon Lessee shall promptly return the Aircraft to Lessor or its designee in the condition required hereunder.

                  (j) HEADINGS. All section and paragraph headings and captions are purely for convenience of reference only and shall not modify, define, expand, limit or otherwise affect any of the terms or provisions hereof and all references herein to numbered sections, unless otherwise indicated, are to sections of this Lease.

                  (k) CONSENT. Whenever in this Lease, the consent (whether or not, in writing) of either Lessor or Lessee is required, such consent shall not be unreasonably withheld or delayed.

                  (l) THIRD PARTY BENEFICIARIES. Lessee recognizes that this Lease confers certain rights and interests on the Indemnitees. Notwithstanding that the Indemnitees are not parties to this Lease, the Indemnitees are intended third party beneficiaries of such rights and interests and Lessor hereby acknowledges that the Indemnitees may enforce such rights and interests directly, as if they were parties to this Lease.

                  (m) COUNTERPARTS. This Lease may be executed in any number of identical counterparts, all of which together will be deemed to be one and the same instrument. Delivery of an executed counterpart of this Lease by facsimile will be deemed effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Lease by facsimile will also deliver an originally executed counterpart; provided the failure of any party to deliver an originally executed counterpart of this Lease will not affect the validity or effectiveness of this Lease.

                  (n) TRUE LEASE. This Lease shall be treated as a lease for Federal income tax purposes.


                          [CONTINUED ON SIGNATURE PAGE]

      IN WITNESS WHEREOF, Lessor and Lessee have each caused this Amended and Restated Lease to be duly executed as of the day and year first above written.


                              FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided, but solely as Owner Trustee under the 1997 Trust Agreement, as Lessor


                              By:
                                  Name:
                                  Title:


                              WESTERN PACIFIC AIRLINES, INC.,
                              as Lessee


                              By:
                                  Name:
                                  Title:

      IN WITNESS WHEREOF, Lessor and Lessee have each caused this Amended and Restated Lease to be duly executed as of the day and year first above written.


                              FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided, but solely as Owner Trustee under the 1997 Trust Agreement, as Lessor


                              By:
                                  Name:
                                  Title:



                              WESTERN PACIFIC AIRLINES, INC., as Lessee


                              By:
                                  Name:
                                  Title:



RECEIPT  OF  THIS  ORIGINAL   COUNTERPART  OF  THE  FOREGOING  LEASE  IS  HEREBY
ACKNOWLEDGED ON THIS _____ DAY OF ___________, 1997.


FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided, but solely as Owner Trustee under the 1997 Trust Agreement, as Lessor


By ________________________________
    Name:
    Title:

                                                                      SCHEDULE 1
                                                                 LEASE AGREEMENT




                              STIPULATED LOSS VALUE


      The Stipulated Loss Value as of any date shall be equal to the amount of U.S. Dollars set forth in the table below and set forth opposite such date.


                              Stipulated Loss Value


                                                                      Stipulated
                                                                      Loss Value
LEASE PERIOD DATES                                          (IN U.S. DOLLARS)

March 18, 1996 - March 17, 1997                                    $[    ]*

March 18, 1997 - March 17, 1998                                     [    ]*

March 18, 1998 - March 17, 1999                                     [    ]*

March 18, 1999 - March 17, 2000                                     [    ]*

March 18, 2000 - End of Lease Term                                  [    ]*

                                    EXHIBIT A


                              AIRCRAFT DESCRIPTION


One Boeing Model B737-3S3 Aircraft, United States Registration Mark N375TA and Manufacturer's Serial No. 23787 with two CFM International, Inc. Model CFM 56-3B2 Engines, Manufacturer's Serial Nos. 721734 and 720890, respectively in a 136-seat, single class configuration.


AIRFRAME*:

      Aircraft Total Time (Hours)   ______
      Aircraft Total Landings (Cycles)    ______
      Time since last "C" Check           ______
      Time since last "D" Check           ______


ENGINES*:



                                                                    Time to Next
                    Total                                      Replacement of
   Serial          Engine         Total        Time Since        Lowest Life
   Number          Cycles         Time          Overhaul        Limited Part
-------------     ----------     --------     -------------    ----------------


721734

720890



-------------------
*as of March __, 1996

                                    EXHIBIT B

                         FORM OF ACCEPTANCE CERTIFICATE

      WESTERN PACIFIC AIRLINES, INC., a corporation organized and existing under the laws of ______________ with its principal place of business in Colorado Springs, Colorado ("Sublessee") does hereby represent, acknowledge, warrant and agree as follows:

      (a) Sublessee and TACA INTERNATIONAL AIRLINES, S.A. ("Sublessor") have entered into an Sublease of Lease Agreement dated as of March __, 1996 (hereinafter referred to as the "Sublease"). Capitalized words used herein and not otherwise defined will have the meanings set forth in the Sublease.

      (b) Sublessee has this __ day of March, 1996 (Time: ____ ____________), at El Salvador International Airport, received from Sublessor possession of:

                  (i) One (1) Boeing  737-3S3  Aircraft  bearing  Manufacturer's serial number 23787 and two (2) CFM International, Inc. Model CFM 56-3B2 Engines, Manufacturer's Serial Nos. 721734 and 720890 (the "Aircraft"); and

                  (ii) The  manuals,  logbooks,  flight  records and  historical information regarding the Aircraft, Engines and Parts listed in Attachment 1 hereto (the "Aircraft Documentation").

      (c) Except as noted on Attachment 2 hereto, Sublessee hereby confirms and agrees that the above described Aircraft and Aircraft Documentation have been duly accepted by Sublessee pursuant to the terms and provisions of the Sublease.

      (d) As of the date hereof, the Aircraft and Engines had the following hours/cycles:

AIRFRAME:         Aircraft Total Time (Hours)   ______
                  Aircraft Total Landings (Cycles)    ______
                  Time since last "C" Check           ______
                  Time since last "D" Check           ______

ENGINES:


                                                                    Time to Next
                    Total                                      Replacement of
   Serial          Engine         Total        Time Since        Lowest Life
   Number          Cycles         Time          Overhaul        Limited Part
-------------     ----------     --------     -------------    ----------------


721734

720890

      (e)   Quantity   of  fuel   on   board   the   Aircraft   at   delivery:
------------------.

      IN WITNESS WHEREOF, Sublessee has caused this Acceptance Certificate to be executed by its duly authorized representative as of the day and year set forth above.

                              WESTERN PACIFIC AIRLINES, INC.



                              By:
                                  Name:
                                  Title:



ATTACHMENTS:      1.    List of Aircraft Documentation
                  2.    List of Discrepancies

                                  ATTACHMENT 1
                            TO ACCEPTANCE CERTIFICATE


                             AIRCRAFT DOCUMENTATION

                                     MANUALS

      NAME

FAA Approved Airplane Flight Manual

Manufacturer's Operations Manual - Volume No.

Quick Reference Handbook

Maintenance Manuals

Wiring Diagram Manuals

Structural Repair Manual

Illustrated Parts Catalog

Vendor Illustrated Parts Catalog

Overhaul Manuals

Vendor Overhaul Manuals

Drawings (Major Assembly and Installation)

Weight and Balance Control and Loading Manual)

Weight and Balance Manual Supplement

Actual Weight and Balance Compliance

Rigging Document

                   AIRCRAFT RECORDS AND HISTORICAL DOCUMENTS

Aircraft log book (current file copies)

Aircraft Readiness Log (revised to time of return)

Maintenance Time Control Report (components, maintenance visit, special items next due Airframe hours and cycles)

Aircraft previous maintenance visit record including the last inspection performed.

Airworthiness Directive Compliance Summary

Serviceable Tags for all rotable components installed (Airframe & Engines)

Ads requiring continuous surveillance

Service bulletin terminated accomplishment status

Service bulletin requiring continuous surveillance summary and maintenance control action

Airframe and component history records

FAA Form 337 for Airframe, repair/overhaul certification of last major visit

FAA Form 337 for each Engine, repair/overhaul certification of last shop visit

Engine Readiness Log for each Engine (components installed)

Summary of Service Bulletin's accomplished for each Engine

Summary of AD's accomplished for each Engine

SB and AD status requiring continuous surveillance with maintenance, control action for each engine

Engine time summary sheet including life limited items (for each Engine)

Engine log books for each Engine (current and file copies)

Receipt of the foregoing documents, except as noted, is hereby acknowledged.

                                  ATTACHMENT 2
                            TO ACCEPTANCE CERTIFICATE


                                  DISCREPANCIES

                                    EXHIBIT C

                        FORM OF RETURN ACCEPTANCE RECEIPT


      WESTERN  PACIFIC  AIRLINES,  INC.  ("Lessee")  and  FIRST  SECURITY  BANK,
NATIONAL ASSOCIATION, not in its individual capacity (except as otherwise specified) but solely as trustee ("Lessor") have entered into a Lease Agreement dated as of March 18, 1996 and Amended and Restated as of July 7, 1997 (as supplemented and amended, referred to as the "Lease"). Capitalized words used herein and not otherwise defined will have the meanings set forth in the Lease.

      (a)  Lessor  has  this  __  day  of   ____________,   _____  (Time:   ____
____________), at ____________, received from Lessee possession of:

                  (i) One (1) Boeing  737-3S3  Aircraft  bearing  Manufacturer's serial number 23787 and two (2) CFM International, Inc. Model CFM 56-3B2 Engines, Manufacturer's Serial Nos. 721734 and 720890 (the "Aircraft"); and

                  (ii) The  manuals,  logbooks,  flight  records and  historical information regarding the Aircraft, Engines and Parts listed in Attachment 1 hereto (the "Aircraft Documentation").

      (b) Except as noted on Attachment 2 hereto, the above specified Aircraft and Aircraft Documentation are hereby accepted by Lessor pursuant to the terms and provisions of the Sublease.

      (c) As of the date hereof, the Aircraft and Engines had the following hours/cycles:

AIRFRAME:         Aircraft Total Time (Hours)         ______
                  Aircraft Total Landings (Cycles)    ______
                  Time since last "C" Check           ______
                  Time since last "D" Check           ______

ENGINES:



                                                                    Time to Next
                    Total                                      Replacement of
   Serial          Engine         Total        Time Since        Lowest Life
   Number          Cycles         Time          Overhaul        Limited Part
-------------     ----------     --------     -------------    ----------------


721734

720890



      (d)         Quantity  of fuel  on  board  the  Aircraft  at  redelivery:
------------------.

      IN WITNESS WHEREOF, Lessee and Lessor have caused this Return Acceptance Receipt to be executed by their duly authorized representatives as of the day and year set forth above.

                              WESTERN PACIFIC AIRLINES, INC.



                              By:
                                  Name:
                                  Title:

                              FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee



                              By:
                                  Name:
                                  Title:


ATTACHMENTS:      1.    List of Aircraft Documentation
                  2.    List of Discrepancies

                                  ATTACHMENT 1
                          TO RETURN ACCEPTANCE RECEIPT


                             AIRCRAFT DOCUMENTATION

(NOTE: At time of Aircraft return list all of the records, manuals, documents and data (by title/description, identification number and quantity) which were provided to Lessee by Lessor with delivery of the Aircraft under the Lease. Also list all additional records/data developed for and returned with this Aircraft by Lessee.)
                                     MANUALS


      NAME

FAA Approved Airplane Flight Manual

Manufacturer's Operations Manual - Volume No.

Quick Reference Handbook

Maintenance Manuals

Wiring Diagram Manuals

Structural Repair Manual

Illustrated Parts Catalog

Vendor Illustrated Parts Catalog

Overhaul Manuals

Vendor Overhaul Manuals

Drawings (Major Assembly and Installation)

Weight and Balance Control and Loading Manual)

Weight and Balance Manual Supplement

Actual Weight and Balance Compliance

Rigging Document

                   AIRCRAFT RECORDS AND HISTORICAL DOCUMENTS

Aircraft log book (current file copies)

Aircraft Readiness Log (revised to time of return)

Maintenance Time Control Report (components, maintenance visit, special items next due Airframe hours and cycles)

Aircraft previous maintenance visit record including the last inspection performed.

Airworthiness Directive Compliance Summary

Serviceable Tags for all rotable components installed (Airframe & Engines)

Ads requiring continuous surveillance

Service bulletin terminated accomplishment status

Service bulletin requiring continuous surveillance summary and maintenance control action

Airframe and component history records

FAA Form 337 for Airframe, repair/overhaul certification of last major visit

FAA Form 337 for each Engine, repair/overhaul certification of last shop visit

Engine Readiness Log for each Engine (components installed)

Summary of Service Bulletin's accomplished for each Engine

Summary of AD's accomplished for each Engine

SB and AD status requiring continuous surveillance with maintenance, control action for each engine

Engine time summary sheet including life limited items (for each Engine)

Engine log books for each Engine (current and file copies)

Receipt of the foregoing documents, except as noted, is hereby acknowledged.

                                  ATTACHMENT 2
                          TO RETURN ACCEPTANCE RECEIPT


                                  DISCREPANCIES

                                    EXHIBIT D


                        FORM OF CERTIFICATES OF SUBLESSEE



                              OFFICER'S CERTIFICATE


      Reference is hereby made to the Sublease of Lease Agreement dated as of March __, 1996, between TACA International Airlines, S.A., as Sublessor and WESTERN PACIFIC AIRLINES, INC. (the "Sublease"). Capitalized terms used herein shall, except as otherwise defined herein, have the respective meanings assigned thereto or incorporated by reference to any other document in the Sublease. Pursuant to Section 4(a) of the Sublease, in connection with the Sublease, the undersigned hereby certifies as follows:

      1. The undersigned is the duly appointed, qualified and acting President of WESTERN PACIFIC AIRLINES, INC. (the "Sublessee"), a corporation duly organized and existing under the laws of [Delaware], with its principal place of business in Colorado Springs, Colorado;

      2. All of the representations and warranties made by Sublessee in the Sublease are true and accurate as of the date hereof, except to the extent that such representations and warranties relate solely to an earlier date (in which case, the undersigned reaffirms that such representations and warranties are true and accurate as of such earlier date); and

      3. No Default or Event of Default has occurred and is continuing, or will result from Sublessee's execution, delivery and performance of the Sublease.

      IN WITNESS WHEREOF, the undersigned has signed this Officer's Certificate this ____ day ______________, 1996.




                                          Name:
                                          Title:

                             SECRETARY'S CERTIFICATE


      Reference is hereby made to the Sublease of Lease Agreement dated as of March __, 1996, between TACA International Airlines, S.A., as Sublessor and WESTERN PACIFIC AIRLINES, INC., as Sublessee, (the "Sublease"). Capitalized terms used herein, have the respective meanings assigned thereto or incorporated by reference to any other documents in the Sublease. In connection with the Sublease and pursuant to Section 4(b) of the Sublease, the undersigned hereby certifies as follows:

      1. The undersigned is the duly appointed, qualified and acting [Secretary][Assistant Secretary] of Sublessee, a corporation duly organized under the laws of Delaware, with its principal place of business in Colorado Springs, Colorado.

      2. Attached as Annex A is a true and complete copy of the Articles of Incorporation and the By-laws of Sublessee, as in effect on the date hereof.

      3. There is no pending or contemplated proceeding for the amendment of the Articles of Incorporation or By-laws of Sublessee.

      4. Attached as Annex B is a true and complete copy of resolutions of the Board of Directors of Sublessee, as duly adopted by the Board of Directors in accordance with the Articles of Incorporation and By-laws of Sublessee, duly authorizing the execution, delivery and performance by Sublessee of this Sublease and all other agreements, documents and certificates contemplated hereby or thereby to be executed on behalf of Sublessee, and such resolutions have not been amended, rescinded, modified or revoked and are in full force and effect on the date hereof.

      5. Set forth below are is the genuine signature of the Executive President of Sublessee, who is the person duly authorized to execute and deliver the Sublease and such other documents and instruments required to be delivered under the Sublease, and who continues to hold his office as of the date hereof:


         Name                        Title                     Signature
------------------------     -----------------------     ----------------------

      IN  WITNESS   WHEREOF,   the  undersigned  has  signed  this   Secretary's
Certificate this ____ day of ___________________, 1996.




                                          Name:
                                          Title:


      The undersigned, being one of the officers referred to in the foregoing Secretary's Certificate, does hereby certify as of the date of the foregoing Certificate that is the [Secretary/Assistant Secretary] of WESTERN PACIFIC AIRLINES, INC. and the signature above is his genuine signature.




                                          Name:
                                          Title:

                                    EXHIBIT E


                     FORM OF OPINION OF SUBLESSEE'S COUNSEL


To Each Person Listed
on Schedule A Hereto


Gentlemen:

      We have acted as counsel for WESTERN PACIFIC AIRLINES, INC., a corporation organized and existing under the laws of _____________ ("WPA") in connection with the preparation, execution and delivery of the Sublease of Lease Agreement dated as of March __, 1996 (the "Sublease"), between TACA International Airlines, S.A., as Sublessor, and WPA, as Sublessee, relating to the lease of the Aircraft. Capitalized terms used herein and not otherwise defined shall have the meanings defined in the Sublease.

      In that connection we have examined the following: (i) the Sublease; (ii) the Lease; (iii) the Security Subleases; (iv) the Mortgage; (v) the Articles of Incorporation and bylaws of WPA and all amendments thereto (the "Charter"); and
(vi) such other documents, agreements and instruments as we have deemed necessary as a basis for the opinions hereinafter expressed. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other records and such other instruments and certificates of public officials and of officers and representatives of WPA as we have deemed necessary or appropriate as a basis for the opinions hereinafter expressed.

      In arriving at the opinions expressed below, we have assumed the genuineness of all signatures and the due authorization, execution and delivery by the parties thereto (other than WPA) of each of the documents listed above. In addition, we have made such investigations of law as we have deemed appropriate for the purpose of giving the opinions expressed below.

      On the basis of the foregoing, the further assumptions set forth below and our consideration of such other matters of fact and questions of law as we have deemed relevant in the circumstances, and subject to the limitations set forth below, we are of the opinion that:

      (a) WPA is a corporation duly organized, validly existing and in good standing under the laws of ___________ and has the corporate power and authority to carry on its business as presently conducted and to enter into and perform its obligations under the Sublease, the Lease and all other documents contemplated thereby to which it is or will become a party (collectively the "Documents"), and holds all material licenses, certificates and permits from all Government Entities of ______________ necessary for the conduct of its business as now conducted.

      (b) The execution, delivery and performance by WPA of the Documents (a) have been duly authorized by all necessary corporate action on the part of WPA,
(b) do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of WPA, (c) do not contravene any law, rule or regulation of any Government Entity binding on WPA,
(d) do not contravene any order binding on WPA, (e) do not contravene any provision of the Charter of WPA, and (f) do not contravene the provisions of, or constitute a default under, or result in the creation of any lien upon any property or assets of WPA under any indenture, mortgage, contract or other agreement to which WPA is a party or by which it or its properties may be bound or affected or any applicable law, rule or regulation, judgment, order or decree of any Government Entity or court having jurisdiction over WPA or any of its properties or assets. Each of the Documents has been duly executed and delivered by WPA.

      (c) No authorization or approval (including exchange control approval) or other action by, and no notice to or filing with, any Governmental Entity is required for the due execution, delivery and performance by WPA of the Documents, but the failure so to record or file the Sublease will not affect the enforceability of WPA's obligations under the Documents. The Documents are in proper form for filing and recording.

      (d) The Documents are the legal, valid and binding obligations of WPA enforceable against WPA in accordance with their respective terms.

      (e) The obligations of WPA under the Documents rank at least PARI PASSU in all respects with all other unsecured obligations of WPA and are not subject to any law, rule or regulation of _____________ or any Governmental Entity thereof with regard to any preference for payment of obligations or any rescheduling of the payment of any debt or other obligations.

      (f) The Lease, as assigned to WPA pursuant to the Sublease, creates a valid leasehold interest in the Aircraft.

      (g)  There is no  pending  or,  to the  best of our  knowledge  after  due
inquiry,   threatened  action  or  proceeding   affecting  WPA  or  any  of  its
subsidiaries before any court, governmental agency or arbitrator, or which affects or purports to restrain the making or performance of, or affects the legality, validity or enforceability of the Documents or the transactions contemplated thereby.

      (h) Neither WPA nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

      (i) There is and will be no Tax, levy, impost, deduction, charge or withholding imposed by any Taxing Authority of any relevant jurisdiction therein or thereof either (i) on or by virtue of the execution or delivery of the Documents or any other document to be furnished thereunder or in connection therewith or (ii) on any payment made, or to be made, by WPA pursuant to any of the Documents.

      (j) It is not necessary to take any action in Colorado or under the laws of Ecuador to perfect the interest of the Lessor in the Aircraft or the security interests in favor of the Lender which the Mortgage or the Security Subleases purport to create in the Aircraft, the Lease or any other portion of the Security (as defined in the Mortgage). No person, by performing any act in Colorado including, without limitation, the execution or recording of a bill of sale or any security interest, can acquire any interest prior in right to the Lessor or the interests in favor of the Lender which the Mortgage purports to create in the Aircraft or any other portion of the Security.

      (k) It is not necessary under the laws of Colorado (i) in order to enable the Sublessor to enforce its rights under the Sublease, the Lessor to enforce its rights under the Lease or the Lender to enforce its rights under the Mortgage, or (ii) by reason of the execution, delivery and performance of any of the Documents that the Sublessor, the Lessor, the Lender or any Lender should be licensed, qualified or otherwise entitled to carry on business in Colorado.

      (l) Neither Sublessor, Lessor nor Lender will be deemed to be a resident domiciled or carrying on business or subject to taxation or other unfavorable consequences in Colorado by reason only of the execution, delivery, performance and/or enforcement of the Sublease or the Security Subleases.

      (m) Neither WPA nor any of its subsidiaries is, to the best of our knowledge after due inquiry, in breach of or default under any agreement to which it is a party or which is binding on it or any of its assets.

      (n) The choice of New York law set forth (a) in the Sublease, the Lease, the Security Subleases and the Mortgage, in each case to govern such respective document and to control the construction thereof, is in each case, under the laws of Colorado, a valid, effective and enforceable choice of law.

      (o) A judgment obtained against WPA in a court in the State of New York pursuant to service of process in accordance with the Sublease would be enforceable in Colorado against WPA's assets located therein, and execution against WPA's assets in Ecuador to satisfy such a judgment could be obtained in Ecuador.

      (p) WPA has legally, validly, effectively and irrevocably submitted to the jurisdiction of any United States or state courts in New York City, New York, and has legally, validly, effectively and irrevocably appointed CT Corporation System as its authorized agent for the purposes described in the Sublease.


                                          Very truly yours,

                                    EXHIBIT F

                             FORM OF MONTHLY REPORT

MONTHLY AIRCRAFT UTILIZATION AND STATUS REPORT


To:   FIRST SECURITY BANK, NATIONAL ASSOCIATION
      as Owner Trustee, (the "Lessor")
      79 South Main Street
      Salt Lake City, Utah  94111
      Attention:  Corporate Trust Department


      with a copy to:

      KG AIRCRAFT LEASING CO., LIMITED
      3 Adelaide Court, Adelaide Road
      Dublin 2, Ireland



From:       WESTERN PACIFIC AIRLINES, INC. (the"Lessee")
            2864 S. Circle Drive, Suite 1100
            Colorado Springs, Colorado  80806


      Re:   AIRCRAFT TYPE:    Boeing 737-3S3
            REGISTRATION:
            SERIAL NUMBER:    23787
            MONTH OF               19



===============================================================================

AIRCRAFT TOTAL TIME SINCE NEW                     HRS:
===============================================================================

AIRCRAFT TOTAL CYCLES SINCE NEW                   CYCLES:
===============================================================================

AIRFRAME FLIGHT HOURS DURING MONTH                HRS:
===============================================================================

AIRFRAME BLOCK HOURS DURING MONTH                 HRS:
===============================================================================

AIRFRAME CYCLES/LANDING DURING MONTH              CYCLES:
===============================================================================

TIME REMAINING TO D OR HEAVY MAINTENANCE CHECK
===============================================================================


Date of next scheduled "C" check:  __________

================================================================================

ENGINE SERIAL NUMBER                         ENGINE SERIAL NUMBER
ORIGINAL POSITION                            ORIGINAL POSITION

---------------------------------------------===================================

ACTUAL LOCATION:                             ACTUAL LOCATION:
---------------------------------------------===================================

==================================------------------------------------------====

                                  HOURS:                                HOURS:
==================================-----------------------------------===========

TOTAL TIME SINCE NEW                  TOTAL TIME SINCE NEW
==================================-----------------------------------===========

TOTAL CYCLES SINCE NEW                TOTAL CYCLES SINCE NEW
==================================-----------------------------------===========

FLIGHT HOURS FLOWN DURING MONTH       HOURS FLOWN DURING MONTH
==================================-----------------------------------===========

CYCLES DURING MONTH                   CYCLES DURING MONTH
--------------------------------------==========================================

TIME REMAINING TO HSI                 TIME REMAINING TO HSI
--------------------------------------==========================================

TIME REMAINING TO EHM                 TIME REMAINING TO EHM
================================================================================

NOTE: IF LESSOR OWNED  ENGINE IS REMOVED OR  INSTALLED ON ANOTHER  AIRCRAFT IT
      MUST BE REPORTED MONTHLY ON THIS FORM.


SERVICE BULLETINS, AIRWORTHINESS DIRECTIVES, ENGINEERING MODIFICATIONS OR CHANGES SCHEDULED OR COMPLETED (INDICATE DATE SCHEDULED FOR COMPLETION OR DATE OF COMPLETION, AS APPLICABLE):

WARRANTY CLAIMS MADE OR SETTLED SINCE LAST REPORT (INDICATE NATURE OF CLAIM AND SETTLEMENT, AS APPLICABLE:

The undersigned, a duly elected officer of Lessee, hereby certifies to Lessor that (i) the information set forth in the above Monthly Aircraft Utilization and Status Report is true and correct, and (ii) all airport landing fees and other charges related to or incurred in connection with the operation of the Aircraft and all other aircraft in Lessee's fleet, have been paid and are current.

                                          WESTERN PACIFIC AIRLINES, INC.



                                          By:
                                          Its:

                                    EXHIBIT G

                     MAINTENANCE RESERVES ADJUSTMENT FORMULA



    Flight Hour/
    CYCLE RATIO           RATES


  [ ]*     -   [ ]*       $[ ]*

  [ ]*     -   [ ]*        [ ]*

  [ ]*     -   [ ]*        [ ]*

  [ ]*     -   [ ]*        [ ]*

  [ ]*     -   [ ]*        [ ]*

  [ ]*     -   [ ]*        [ ]*

  [ ]*     -   [ ]*        [ ]*

  [ ]*     -   [ ]*        [ ]*

  [ ]*     -   [ ]*        [ ]*

  [ ]*     -   [ ]*        [ ]*

  [ ]*     -   [ ]*        [ ]*

  [ ]*     -   [ ]*        [ ]*

  [ ]*     -   [ ]*        [ ]*

  [ ]*     -   [ ]*        [ ]*

  [ ]*     -   [ ]*        [ ]*

  [ ]*     -   [ ]*        [ ]*

SCHEDULE I  -  STIPULATED LOSS VALUE

EXHIBIT A   -  AIRCRAFT DESCRIPTION

EXHIBIT B   -  FORM OF ACCEPTANCE CERTIFICATE

EXHIBIT C   -  FORM OF RETURN ACCEPTANCE CERTIFICATE

EXHIBIT D   -  FORM OF CERTIFICATES OF SUBLESSEE

EXHIBIT E   -  FORM OF OPINION OF SUBLESSEE'S COUNSEL

EXHIBIT F   -  FORM OF MONTHLY REPORT

EXHIBIT G   -  MAINTENANCE RESERVES ADJUSTMENT FORMULA